Exhibit 10(l)(l)(l)

GRANT AGREEMENT

Name:	Fld_NAME_AC	Employee ID:	Fld_EMPLID

Grant Date:	expGRANT_DATE
Grant ID:	Fld_GRANT_NBR
Grant Price:	$fld_NAME1_AC
Amount:	0

Plan:	Fld_DESCR
Vesting Schedule:	Fld_HTMLAREA1

Non-Qualified Stock Option

    THIS GRANT AGREEMENT, as of the Grant Date noted above between HP Inc., a Delaware corporation (“Company”), and the employee named above (“Employee”), is entered into as follows:

    WHEREAS, the continued participation of the Employee is considered by the Company to be important for the Company's continued growth; and

WHEREAS, in order to give the Employee an incentive to continue in the employ of the Company (or its Affiliates or Subsidiaries), to accept ancillary agreements designed to protect the legitimate business interests of the Company that are made a condition of this grant and to participate in the affairs of the Company, the HR and Compensation Committee of the Board of Directors of the Company or its delegates (“Committee”) has determined that the Employee shall be granted a non-qualified stock option to purchase the number of shares stated above of its $0.01 par value voting Common Stock (“Shares”) upon the terms and conditions set forth herein and in accordance with the terms and conditions of the Plan named above, a copy of which can be found on the Long-term Incentives website along with a copy of the related prospectus. The Plan and the related prospectus can also be obtained by written or telephonic request to the Company Secretary. Unless otherwise defined in this Grant Agreement, any capitalized terms in this Grant Agreement shall have the meaning ascribed to such terms in the Plan.

THEREFORE, the parties agree as follows:
1.Grant of Stock Options.
This non-qualified Stock Option is granted under and pursuant to the Plan and is subject to each and all of the provisions thereof.
2.Grant Price.
The Grant Price is the price per Share set forth above.
3.Restrictions on Transfer.
This Stock Option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable only by the Employee during his or her lifetime. This Stock Option may not be transferred, assigned, pledged or hypothecated by the Employee during his or her lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.
4.Vesting Schedule.
This Stock Option will vest and become exercisable according to the vesting schedule set forth above except as otherwise provided in this Grant Agreement and except to the extent a severance plan applicable to the Employee provides otherwise, subject to the Employee’s compliance with the terms and conditions of the Plan and this Grant Agreement.
5.Expiration Date.
This Stock Option will expire on the 10th anniversary of the Grant Date set forth above ("Expiration Date"), unless sooner terminated or canceled in accordance with the provisions of the Plan and this Grant Agreement. The Employee must exercise this Stock Option, if at all, on a day the New York Stock Exchange is open for trading and on or before the Expiration Date. The Employee shall be solely responsible for exercising this Stock Option, if at all, prior to its Expiration Date. The Company shall have no obligation to notify the Employee of this Stock Option’s expiration.

6.Method of Exercise.
This Stock Option, to the extent it is then vested and exercisable, may be exercised through a broker designated by the Company or by any other method the Committee has approved; provided, however, that no such exercise shall be with respect to fewer than twenty-five (25) Shares or the remaining Shares covered by the Stock Option if less than twenty-five. The exercise must be accompanied by the payment of the full Grant Price of such Shares and any Tax-Related Items withholding. Payment may be in cash or Shares or a combination thereof to the extent permissible under Applicable Law, or through a broker-assisted cashless exercise; provided, however, that any payment in Shares shall be in strict compliance with all procedural rules established by the Committee.
7.Termination of Employment.
Except as otherwise provided for in this Grant Agreement or in the Plan or as otherwise determined by the Company in its sole discretion, all unvested Shares shall be forfeited by the Employee as of the date of termination and he or she may exercise the Stock Option, to the extent that it is then vested, within three months after the date of the Employee’s termination (but in no event later than the Expiration Date), except to the extent a severance plan applicable to the Employee provides otherwise.

For purposes of this Grant Agreement, the Employee's employment or service will be considered terminated as of the date he or she is no longer actively providing services to the Company, any Subsidiary or Affiliate (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Employee is employed or retained or the terms of the Employee's employment or service agreement, if any) and will not be extended by any notice period (e.g., the Employee's period of employment or service would not include any contractual notice period or any period of “garden leave” or similar period mandated under the employment laws in the jurisdiction where the Employee is employed or retained or the terms of the Employee's employment or service agreement, if any). The Committee shall have the exclusive discretion to determine when the Employee's employment or service is terminated for purposes of this Grant Agreement (including whether the Employee may still be considered to be providing service while on a leave of absence).
8.Death of Employee.
Notwithstanding the provisions of Section 4 of this Grant Agreement, in the event of the Employee's death this Stock Option shall vest in full and the Employee’s legal representative or designated beneficiary shall have the right to exercise all or a portion of the Employee's rights under this Grant Agreement within one year after the death of the Employee, and shall be bound by the provisions of the Plan. In all cases, however, this Stock Option will expire no later than the Expiration Date.
9.Disability or Retirement of the Employee.
Notwithstanding the provisions of Section 4 of this Grant Agreement, in the event of the Employee’s termination due to retirement in accordance with the applicable retirement policy, or permanent and total disability, this Stock Option shall vest in full and the Employee may exercise his or her rights under this Grant Agreement within three years from the date of termination. In all cases, however, this Stock Option will expire no later than the Expiration Date. The Company’s obligation to vest the Stock Option under this paragraph is subject to the condition that (i) the Employee shall have executed a current Agreement Regarding Confidential Information and Proprietary Developments (“ARCIPD”) that is satisfactory to the Company no later than the date immediately prior to the date of the Employee’s termination of employment, (ii) the Employee has not engaged in any conduct that creates a conflict of interest in the opinion of the Company during the Employee’s active employment with the Company and any-post employment period during which the Stock Option remains outstanding and (iii) the Employee is in compliance with any-post employment restrictions in the ARCIPD during the period in which the Stock Option remains outstanding.

10.Termination for Cause.
Upon termination of the Employee’s employment for Cause (as defined in the Plan), then, except as provided in Section 17(a), all unvested Shares shall be forfeited by the Employee and he or she may exercise the Stock Option, to the extent that it is then vested, before the New York Stock Exchange closes on the date of the Employee’s termination, except to the extent a severance plan applicable to the Employee provides otherwise. Such forfeiture shall occur regardless of whether the Employee has satisfied any applicable age and service requirements for retirement.

11.Taxes.
(a) The Employee shall be liable for any and all taxes, including income tax, social insurance, fringe benefit tax, payroll tax, payment on account, employer taxes, or other tax-related items related to the Employee’s participation in the Plan and legally applicable to or otherwise recoverable from the Employee by the Company and/or, if different, the Employee’s employer (the “Employer”) whether incurred at grant, vesting, exercise, sale, prior to vesting or at any other time (“Tax-Related Items”). In the event that the Company or the Employer (which, for purposes of this Section 11, shall include a form employer) is required, allowed or permitted to withhold taxes as a result of the grant, vesting or exercise of the Stock Options, or subsequent sale of Shares acquired pursuant to such Stock Options, the Employee shall make a cash payment or make adequate arrangements satisfactory to the Company and/or the Employer to withhold such taxes from Employee’s wages or other cash compensation paid to the Employee by the Company and/or the Employer at the election of the Company, in its sole discretion, or, if permissible under Applicable Law, the Company may sell or arrange for the sale of Shares that Employee acquires as necessary to cover all applicable required withholding Tax-Related Items that are legally recoverable from the Employee at the time of the tax withholding event, unless the Company, in its sole discretion, has established alternative procedures for such payment. To the extent that any surrender of Shares or payment of cash or alternative procedure for such payment is insufficient, the Employee authorizes the Company, its Affiliates and Subsidiaries, which are qualified to deduct tax at source, to deduct from the Employee’s compensation all Tax-Related Items. The Employee agrees to pay any Tax-Related Items that cannot be satisfied from wages or other cash compensation, to the extent permitted by Applicable Law.

(b)Regardless of any action the Company or the Employer takes with respect to any or all Tax-Related Items, the Employee acknowledges and agrees that the ultimate liability for all Tax-Related Items is and remains the Employee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Employee further acknowledges that the

Company and/or the Employer: (i) make no representations nor undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this grant of Stock Options, including, but not limited to, the grant, vesting, exercise or settlement of the Stock Options, the subsequent issuance of Shares and/or cash upon settlement of such Stock Options or the subsequent sale of any Shares acquired pursuant to such Stock Options and receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms or any aspect of this grant of Stock Options to reduce or eliminate the Employee’s liability for Tax-Related Items or to achieve any particular tax result. Further, if the Employee has become subject to tax in more than one jurisdiction, the Employee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(c)Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including maximum applicable rates in the Employee’s jurisdiction(s), in which case the Employee will receive a refund of any over-withheld amount in cash and will have no entitlement to the Share equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Employee is deemed to have been issued the full number of shares of Common Stock subject to the exercised Stock Options, notwithstanding that a number of the shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items.

(d)The Employee shall pay the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Employee’s participation in the Plan or the Employee’s receipt, vesting or exercise of Stock Options or subsequent sale of the Shares acquired on exercise, or at any other time, that cannot be satisfied by the means previously described. The Company may refuse to deliver the benefit described herein if the Employee fails to comply with the Employee’s obligations in connection with the Tax-Related Items.

(e)In accepting the Stock Option, the Employee consents and agrees that in the event the Stock Option becomes subject to an Employer tax that is legally permitted to be recovered from the Employee, as may be determined by the Company and/or the Employer at their sole discretion, and whether or not the Employee’s employment with the Company and/or the Employer is continuing at the time such tax becomes recoverable, the Employee will assume any liability for any such taxes that may be payable by the Company and/or the Employer in connection with the Stock Option. Further, by accepting the Stock Option, the Employee agrees that the Company and/or the Employer may collect any such taxes from the Employee by any of the means set forth in this Section 11. The Employee further agrees to execute any other consents or elections required to accomplish the above promptly upon request of the Company.

12.Acknowledgement and Waiver.
By accepting this Stock Option, the Employee acknowledges, understands and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time;

(b)the grant of Stock Options is voluntary and occasional and does not create any contractual or other right to receive future grants of Stock Options, or benefits in lieu of Stock Options, even if Stock Options have been granted repeatedly in the past;

(c)all decisions with respect to future grants, if any, will be at the sole discretion of the Company;

(d)the Employee’s participation in the Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate the Employee’s employment relationship at any time and it is expressly agreed and understood that employment is terminable at the will of either party, insofar as permitted by Applicable Law;
(e)the Employee is participating voluntarily in the Plan;

(f)Stock Options and their resulting benefits are not intended to replace any pension rights or compensation;

(g)Stock Options and their resulting benefits are not part of normal or expected compensation or salary for any purposes, including, but not limited to calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments insofar as permitted by Applicable Law and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any Subsidiary or Affiliate;

(h)unless otherwise agreed with the Company, the Stock Options and the Shares subject to the Stock Options, and the income and value of same, are not granted as consideration for, or in connection with, the service the Employee may provide as a director of any Subsidiary or Affiliate;

(i)this grant of Stock Options will not be interpreted to form an employment contract or relationship with the Company, and furthermore, this Stock Option will not be interpreted to form an employment contract with the Employer or any Subsidiary or Affiliate;

(j)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(k)no claim or entitlement to compensation or damages shall arise from forfeiture of the Stock Options resulting from termination of Employee’s employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws), and in consideration of the grant of the Stock Options to which the Employee is otherwise not entitled, the Employee irrevocably agrees never to institute any claim against the Company or the Employer and releases the Company and the

Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Employee shall be deemed irrevocably to have agreed not to pursue such claim and to have agreed to execute any and all documents necessary to request dismissal or withdrawal of such claims;

(l)notwithstanding any terms or conditions of the Plan to the contrary, in the event of termination of the Employee’s employment (whether or not in breach of local labor laws), the Employee’s right to exercise or otherwise to receive benefits under this Grant Agreement after termination of employment, if any, will be measured by the date of termination of Employee’s active employment and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when the Employee is no longer actively employed for purposes of the Stock Options;

(m)neither the Company, the Employer, nor any Subsidiary or Affiliate will be liable for any foreign exchange rate fluctuation between the Employee’s local currency and the United States dollar that may affect the value of the Stock Options or any amounts due to the Employee pursuant to the settlement of the Stock Options or the subsequent sale of any Shares acquired upon settlement; and

(n)if the Company determines that the Employee has engaged in misconduct prohibited by Applicable Law or any applicable policy of the Company, as in effect from time to time, or the Company is required to make recovery from the Employee under Applicable Law or a Company policy adopted to comply with applicable legal requirements, then the Company may, in its sole discretion, to the extent it determines appropriate and to the extent permitted under Applicable Law, (a) recover from the Employee the proceeds from Stock Options exercised up to three years prior to the Employee’s termination of employment or any time thereafter, (b) cancel the Employee’s outstanding Stock Options whether or not vested, and (c) take any other action required or permitted by Applicable Law.

13.Data Privacy Consent.

(a)The Employee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Employee’s personal data as described in this Grant Agreement and any other materials by and among, as applicable, the Company, its Subsidiaries or Affiliates, and the Employer for the exclusive purpose of implementing, administering and managing the Employee’s participation in the Plan.

(b)The Employee understands that the Company, its Subsidiaries and Affiliates, and the Employer may hold certain personal information about the Employee, including, but not limited to, name, home address, email address and telephone number, date of birth, social insurance number, passport number or other identification number, salary, nationality, residency, status, job title, any shares of stock or directorships held in the Company, details of all restricted stock units, Stock Options or any other entitlement to shares of stock granted, canceled, purchased, exercised, vested, unvested or outstanding in the Employee’s favor (“Data”) for the exclusive purpose of implementing, managing and administering the Plan.

(c)The Employee understands that Data may be transferred to Merrill Lynch and any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Employee’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Employee’s country. The Company is committed to protecting the privacy of Data in such cases. The Employee understands that by contract both with the Company and/or any of its Subsidiaries or Affiliates and with Merrill Lynch and/or the Company’s other vendors, the people and companies that have access to the Employee’s Data are bound to handle such Data in a manner consistent with the Company’s privacy policy and law. The Company periodically performs due diligence and audits on its vendors in accordance with good commercial practices to ensure their capabilities and compliance with those commitments. The Employee further understands that Data will be held only as long as is necessary to implement, administer and manage the Employee’s participation in the Plan.

(d)The Employee understands that if he or she resides outside the United States, the Employee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Employee understands that he or she is providing the consents herein on a purely voluntary basis. If the Employee does not consent, or if the Employee later seeks to revoke his or her consent, the Employee's employment status or service with the Company or his or her Employer will not be affected; the only consequence of refusing or withdrawing the Employee’s consent is that the Company would not be able to grant the Employee Stock Units or other equity awards or administer and manage the Employee’s participation in the Plan. Therefore, the Employee understands that refusing or withdrawing his or her consent may affect the Employee’s ability to participate in the Plan. For more information on the consequences of the Employee’s refusal to consent or withdrawal of consent, the Employee understands that he or she may contact his or her local human resources representative.

(e)Further, the Employee understands that the Company may rely on a different legal basis for the processing and/or transfer of Data in the future and/or request that the Employee provide another data privacy consent. If applicable and upon request of the Company or a Subsidiary or Affiliate, the Employee agrees to provide an executed data privacy consent or acknowledgement (or any other consents, acknowledgements or agreements) to the Company or a Subsidiary or Affiliate that the Company and/or a Subsidiary or Affiliate may deem necessary to obtain under the data privacy laws in the Employee’s country of employment, either now or in the future. The Employee understands that he or she may be unable to participate in the Plan if he or she fails to execute any such acknowledgement, agreement or consent requested by the Company and/or a Subsidiary or Affiliate.

By electronically accepting Stock Units on the Merrill Lynch website, the Employee is declaring that the Employee agrees with the data processing practices described in this Section 12 and that the Employee consents to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned therein for the purposes described therein.

14.No Advice Regarding Grant.
The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Employee’s participation in the Plan, or the Employee’s acquisition or sale of the underlying Shares. The Employee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

15.Plan Information.
The Employee agrees to receive copies of the Plan, the Plan prospectus and other Plan information, including information prepared to comply with laws outside the United States, from the Long-term Incentives website and stockholder information, including copies of any annual report, proxy and Form 10-K, from the investor relations section of the Company's website. The Employee acknowledges that copies of the Plan, Plan prospectus, Plan information and stockholder information are available upon written or telephonic request to the Company Secretary. The Employee hereby consents to receive any documents related to current or future participation in the Plan by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

16.Additional Eligibility Requirements Permitted.
In addition to any other eligibility criteria provided for in the Plan, the Company may require that the Employee execute a separate document agreeing to the terms of a current arbitration agreement and/or a current ARCIPD, each in a form acceptable to the Company and/or that the Employee be in compliance with the ARCIPD throughout the entire exercise period. If such separate documents are required by the Company and the Employee does not accept them within 75 days of the Grant Date set forth above or such other date as of which the Company shall require in its discretion, this Stock Option shall be canceled and the Employee shall have no further rights under this Grant Agreement.

17.Miscellaneous.
(a)The Plan is incorporated herein by reference. The Plan and this Grant Agreement, including the Appendix, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Employee with respect to the subject matter hereof, other than the terms of any severance plan applicable to the Employee that provides more favorable vesting or extended post-termination exercise periods, and may not be modified adversely to the Employee's interest except by means of a writing signed by the Company and the Employee. Notwithstanding the foregoing, nothing in the Plan or this Grant Agreement shall affect the validity or interpretation of any duly authorized written agreement between the Company and the Employee under which an award properly granted under and pursuant to the Plan serves as any part of the consideration furnished to the Employee. This Grant Agreement is governed by the laws of the state of Delaware without regard to its conflict of law provisions.

(b)If the Employee has received this or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

(c)The provisions of this Grant Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

(d)Notwithstanding Section 17(c), the Company’s obligations under this Grant Agreement and the Employee’s agreement to the terms of an arbitration agreement and/or an ARCIPD, if any, are mutually dependent. In the event that the Employee breaches the arbitration agreement or the Employee’s ARCIPD is breached or found not to be binding upon the Employee for any reason by a court of law, then the Company will have no further obligation or duty to perform under the Plan or this Grant Agreement.

(e)The Employee acknowledges that, depending on the Employee or broker’s country of residence or where the Company Shares are listed, the Employee may be subject to insider trading restrictions and/or market abuse laws, which may affect the Employee's ability to acquire, sell or otherwise dispose of Shares or rights to Shares during times the Employee is considered to have “inside information” regarding the Company (as defined by the laws in the Employee’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Employee placed before he or she possessed inside information. Furthermore, the Employee cold be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Keep in mind that third parties include fellow employees. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Employee acknowledges that it is his or her responsibility to comply with any applicable restrictions and that the Employee should to consult his or her personal advisor on this matter.

(f)Notwithstanding any provisions in this Grant Agreement, the grant of the Stock Options shall be subject to any special terms and conditions set forth in the Appendix to this Grant Agreement for the Employee’s country. Moreover, if the Employee relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to the Employee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Appendix constitutes part of this Grant Agreement.

(g)The Company reserves the right to impose other requirements on the Employee’s participation in the Plan, on the Stock Options and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Employee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

(h)A waiver by the Company of a breach of any provision of this Grant Agreement shall not operate or be construed as a waiver of any other provision of this Grant Agreement, or of any subsequent breach by the Employee or any other employee participating in the Plan.

(i)The Company shall not be required to treat as owner of Stock Options, or to provide any associated benefits hereunder, any transferee to whom such Stock Options or benefits shall have been transferred in violation of any of the provisions of this Grant Agreement.

(j)The parties agree to execute such further instruments and to take such action as may reasonably be necessary to carry out the intent of this Grant Agreement.

(k)All rights granted and/or Shares issued under this Grant Agreement are subject to claw back under the Company policy as in effect from time to time.

(l)Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon delivery to the Employee at his address then on file with the Company.

HP INC.

Enrique Lores
CEO and President

Kristen Ludgate
Chief People Officer

RETAIN THIS GRANT AGREEMENT FOR YOUR RECORDS

Important Note: Your grant is subject to the terms and conditions of this Grant Agreement, including any Appendix for your country of employment, and to the Company obtaining all necessary government approvals. If you have questions regarding your grant, please contact global.equity@hp.com.

APPENDIX

HP INC. 2004 STOCK INCENTIVE PLAN, AS AMENDED

GRANT AGREEMENT FOR NON-U.S. EMPLOYEES

This Appendix includes additional terms and conditions that govern the Stock Option if the Employee resides and/or works in one of the countries listed herein. If the Employee is a citizen or resident (or are considered as such for local law purposes) of a country other than the country in which the Employee is currently residing and/or working, or if the Employee transfers to another country after receiving the Stock Option, the Company shall, in its discretion, determine to what extent the special terms and conditions contained herein shall be applicable to the Employee. This Appendix is part of the Grant Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Grant Agreement or the Plan.

This Appendix also includes information regarding securities, exchange control, tax and certain other issues of which the Employee should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control, tax and other laws in effect in the respective countries as of November 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Employee not rely on the information contained herein as the only source of information relating to the consequences of the Employee’s participation in the Plan because the information may be out of date at the time the Employee exercises this Stock Option or sells any Shares acquired under the Plan. In addition, the information is general in nature and may not apply to the Employee’s particular situation, and the Company is not in a position to assure the Employee of any particular result. Therefore, the Employee is advised to seek appropriate professional advice as to how the relevant laws in the Employee’s country may apply to the Employee’s individual situation.

If the Employee is a citizen or resident (or is considered as such for local tax purposes) of a country other than the country in which the Employee is currently residing and/or working, or if the Employee transfers to another country after the grant of this Stock Option, the information contained herein may not be applicable to the Employee in the same manner.

European Union (“EU”) / European Economic Area (“EEA”) / United Kingdom

Data Privacy. If the Employee resides or is employed in the EU, EEA, or United Kingdom the following provision replaces Section 13 of the Grant Agreement.

The Company is located at 1501 Page Mill, Palo Alto, California 94304, USA and grants Stock Options under the Plan to the Employee at the Company’s sole discretion. The Employee should review the following information about the Company’s data processing practices.

Data Collection and Usage. Pursuant to applicable data protection laws, the Employee is hereby notified that the Company collects, processes uses, and transfers certain personally-identifiable information about the Employee for the legitimate interest of implementing, administering and managing the Plan and generally administering equity awards; specifically, including the Employee’s name, home address, email address and telephone number, date of birth, social insurance number or other identification number, salary, citizenship, job title, any Shares or directorships held in the Company, and details of all Stock Options or any other awards granted, canceled, exercised, vested, or outstanding in the Employee’s favor, which the Company receives from the Employee or the Employer. In granting the Employee Stock Options under the Plan, the Company will collect the Employee’s personal data for purposes of allocating Shares and implementing, administering and managing the Plan. The Company’s collection, processing, use and transfer of the Employee’s personal data is necessary for the performance of the Company’s contractual obligations under the Plan and pursuant to the Company’s legitimate interest of managing and generally administering employee equity awards. The Employee’s refusal to provide personal data would make it impossible for the Company to perform its contractual obligations and may affect the Employee’s ability to participate in the Plan. As such, by participating in the Plan, the Employee voluntarily acknowledges the collection, use, processing and transfer of the Employee’s personal data as described herein.

Stock Plan Administration Service Provider. The Company transfers the Employee’s data to Merrill Lynch, an independent service provider based in the United States, which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share the Employee’s data with another company that serves in a similar manner. The Company’s service provider will open an account for the Employee to receive and trade Shares. The Employee will be asked to agree on separate terms and data processing practices with the service provider, which is a condition to the Employee’s ability to participate in the Plan.

International Data Transfers. The Company and its service providers are based in the United States. The Company can only meet its contractual obligations to the Employee if the Employee’s personal data is transferred to the United States. The performance of the Company’s contractual obligations to the Employee is one of the legal bases for the transfer of the Employee’s data from the EU/EEA/United Kingdom to the United States. The Employee should be aware that the United States has different data privacy laws and protections than the data privacy laws in place in the EU/EEA/United Kingdom.

Data Retention. The Company will use the Employee’s personal data only as long as is necessary to implement, administer and manage the Employee’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax and security laws. When the Company no longer needs the Employee’s personal data, the Company will remove it from its systems. If the Company keeps the Employee’s data longer, it will be to satisfy legal, regulatory or tax obligations and the Company’s legal basis would be for compliance with relevant laws or regulations.

Data Subjects Rights. The Employee may have a number of rights under data privacy laws in the Employee’s country of employment (and country of residence, if different). For example, the Employee’s rights may include the right to (i) request access or copies of personal data the Company processes, (ii) request rectification of incorrect data, (iii) request deletion of data, (iv) place restrictions on processing, (v) lodge complaints with competent authorities in the Employee’s country, and/or (vi) request a list with the names and addresses of any potential recipients of your personal data. To receive clarification regarding the Employee’s rights or to exercise his or her rights, the Employee should contact the Employee’s local HR manager or global.equity@hp.com.

ARGENTINA

Terms and Conditions

Method of Exercise / Taxes
The following provision supplements Sections 6 and 11 of the Grant Agreement:

Notwithstanding anything to the contrary in the Grant Agreement or the Plan, the Stock Options may be exercised only by a “cashless exercise” method by which the Company’s designated broker, upon receipt of the Employee’s written exercise request, shall pay the Company the Grant Price for the total number of Shares to be exercised and sell all such Shares at the then current trading price. The Company will not accept funds to exercise the Stock Options from any other source, and the broker will not accept instructions to sell fewer than all of the Shares exercised.

The proceeds of the sale, net of the aggregate Grant Price, commissions, and applicable Tax-Related Items that the Employer determines it is required to withhold (in its sole discretion) will be remitted to the Employee through the payroll system of the Employer in local currency or through such other payment system selected by the Company (in its sole discretion).

The Company may impose additional restrictions on or adopt additional procedures for the Stock Options as it deems appropriate to facilitate the foregoing.

Notifications

Securities Law Notice
Shares of the Company are not publicly offered or listed on any stock exchange in Argentina. The offer is private and not subject to the supervision of any Argentine governmental authority.

Exchange Control Notice
Under current exchange control laws in Argentina, the Employee is not permitted to purchase and remit foreign currency out of Argentina for the purpose of acquiring foreign securities (including Shares).

If the Employee transfers proceeds from the sale of Shares into Argentina within ten days of receipt (i.e., the proceeds have not been held in an offshore bank or brokerage account for at least ten days prior to transfer), the Employee must deposit 30% of the proceeds into a non-interest bearing account in Argentina for 365 days.  If, however, the Employee has satisfied the ten day holding obligation, the Argentine bank handling the transaction may still request certain documentation in connection with the Employee's request to transfer proceeds into Argentina, including evidence of the sale and proof that no funds were remitted out of Argentina to acquire the Shares.  If the bank determines that the ten day rule or any other rule or regulation promulgated by the Argentine Central Bank has not been satisfied, it will require that 30% of the proceeds be placed in a non-interest bearing dollar denominated mandatory deposit account for a holding period of 365 days. Please note that exchange control regulations in Argentina are subject to frequent change. The Employee should consult with his or her personal legal advisor regarding any exchange control obligations the Employee may have in connection with his or her participation in the Plan.

Foreign Asset/Account Reporting Notice
Argentine residents must report any Shares acquired under the Plan and held by the resident on December 31 of each year on their annual tax return for that year. Argentine residents should consult with their personal tax advisor to determine their personal reporting obligations.

AUSTRALIA

Terms and Conditions
Breach of Law
Notwithstanding anything to the contrary in the Plan or the Grant Agreement, the Employee will not be entitled to, and shall not claim any benefit (including without limitation a legal right) under the Plan if the provision of such benefit would give rise to a breach of Part 2D.2 of the Corporations Act 2001 (Cth), any other provision of that Act, or any other applicable statute, rule or regulation which limits or restricts the giving of such benefits. Further, the employer is under no obligation to seek or obtain the approval of its stockholders in a general meeting for the purpose of overcoming any such limitation or restriction.

Australian Offer Document
The Employee’s right to participate in the Plan and the Stock Options granted under the Plan are subject to the terms and conditions stated in the Australian Offer Document, the Plan, the Grant Agreement and this Appendix. By accepting the Stock Options, the Employee acknowledges and confirms that the Employee has reviewed these documents.

Notifications

Exchange Control Notice

Exchange control reporting is required for cash transactions exceeding AUD10,000 and for international fund transfers. If an Australian bank is assisting with the transaction, the bank will file the report on behalf of the Employee. If there is no Australian bank involved in the transfer, the Employee is required to file the report. The Employee understands that the Employee should consult with her or her personal advisor to ensure compliance with the applicable reporting obligations.

Tax Information
The Plan is a plan subject to which subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to conditions in the Act).

AUSTRIA

Notifications

Exchange Control Notice
If the Employee holds Shares purchased under the Plan outside of Austria, the Employee will be required to submit reports to the Austrian National Bank as follows: (i) on a quarterly basis if the value of the Shares as of any given quarter exceeds €30,000,000; and (ii) on an annual basis if the value of the Shares as of December 31 exceeds €5,000,000. The quarterly reporting date is as of the last day of the respective quarter; the deadline for filing the quarterly report is the 15th day of the month following the end of the respective quarter. The deadline for filing the annual report is January 31 of the following year.

If the Employee sells Shares or receives any cash dividends, the Employee may have exchange control obligations if he or she holds the cash proceeds outside of Austria. If the transaction volume of all of the Employee’s accounts abroad exceeds €10,000,000, the Employee must report the movements and balances of all accounts on a monthly basis, as of the last day of the month, on or before the 15th day of the following month, on the prescribed form (Meldungen SI-Forderungen und/oder SI-Verpflichtungen).

AZERBAIJAN

Notifications

Securities Law Notice
By accepting the Stock Option, the Employee understands that the Grant Agreement, the Plan and all other materials the Employee may receive regarding his/her participation in the Plan does not constitute advertising or the offering of securities in Azerbaijan. The issuance of securities pursuant to the Plan has not been and will not be registered in Azerbaijan and therefore, the securities described in any Plan related documents may not be used for sale or public circulation in Azerbaijan. Further, the Employee understands that the Shares issued upon exercise will be deposited into a designated brokerage account in the United States and in no event will the Shares be delivered to the Employee in Azerbaijan. Any disposition or sale of such Shares must take place outside of Azerbaijan, which will be the case if the Shares are sold on the New York Stock Exchange.

BAHRAIN

Notifications

Securities Law Notice
The Grant Agreement does not constitute advertising or an offering of securities in Bahrain, nor does it constitute an allotment of securities in Bahrain. Any Shares issued pursuant to the Options under the Plan shall be deposited into a Company-designated brokerage account in the United States.  In no event will Shares be issued or delivered in Bahrain.  The issuance of Shares pursuant to the Options described herein has not and will not be registered in Bahrain and hence, the Shares described herein may not be admitted or used for offering, placement or public circulation in Bahrain.  Accordingly, the Employee may not make any public advertising or announcements regarding the Options or Shares in Bahrain, promote these Shares to legal entities or individuals in Bahrain, or sell Shares directly to other legal entities or individuals in Bahrain.  the Employee acknowledges and agrees that Shares may only be sold outside of Bahrain and on a stock exchange on which the Company is traded (i.e., the New York Stock Exchange).

BELARUS

Terms and Conditions

Method of Exercise / Taxes
The following provision supplements Sections 6 and 11 of the Grant Agreement:

Notwithstanding anything to the contrary in the Grant Agreement or the Plan, the Stock Options may be exercised only by a “cashless exercise” method by which the Company’s designated broker, upon receipt of the Employee’s written exercise request, shall pay the Company the Grant Price for the total number of Shares to be exercised and sell all such Shares at the then current trading price. The Company will not accept funds to exercise the Stock Options from any other source, and the broker will not accept instructions to sell fewer than all of the Shares exercised.

The proceeds of the sale, net of the aggregate Grant Price, commissions, and applicable Tax-Related Items that the Employer determines it is required to withhold (in its sole discretion) will be remitted to the Employee through the payroll system of the Employer in local currency or through such other payment system selected by the Company (in its sole discretion).

The Company may impose additional restrictions on or adopt additional procedures for the Stock Options as it deems appropriate to facilitate the foregoing.

Notifications

Exchange Control Notice
If the Employee is a resident of Belarus, the Employee is subject to local foreign exchange control and foreign humanitarian aid regulations. Exchange control and foreign humanitarian aid regulations in Belarus are subject to change. The Employee should consult with his or her personal legal advisor regarding any exchange control or foreign humanitarian aid obligations that the Employee may have prior to acquiring Shares or receiving proceeds from the sale of Shares acquired under the Plan. The Employee is responsible for ensuring compliance with all exchange control and foreign humanitarian aid laws in Belarus.

BELGIUM

Terms and Conditions

Taxation of Option
The Stock Option must be accepted either (i) within 60 days of the offer (for tax at offer), or (ii) after 60 days of the offer (for tax at exercise). A separate offer letter and undertaking form may be provided to Employee in addition to the Grant Agreement with a more detailed description of the tax consequences corresponding to the acceptance of the Stock Option. Employee should consult with his or her personal tax advisor regarding taxation of the Stock Option and completion of the additional forms.

Form of Payment
Notwithstanding anything in the Section 6 of the Grant Agreement, the Employee is prohibited from surrendering Shares that he or she owns or attesting to the ownership of Shares to pay the exercise price or any Tax-Related Items in connection with the Stock Option.

Notifications

Foreign Asset/Account Reporting Notice
The Employee is required to report any bank accounts opened and maintained outside of Belgium on his or her annual tax return. In a separate report, the Employee may be required to provide the National Bank of Belgium with certain details regarding such foreign accounts (including the account number, bank name and country in which any such account was opened). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under Kredietcentrales / Centrales des crédits caption. The Employee should consult with his or her personal tax advisor to determine his or her personal reporting obligations.

Stock Exchange Tax Information
A stock exchange tax applies to transactions executed by a Belgian resident through a non-Belgian financial intermediary, such as a U.S. broker. The stock exchange tax likely will apply when the Shares are sold. The Employee should consult with his or her personal tax advisor for additional details on his or her obligations with respect to the stock exchange tax.

Annual Securities Accounts Tax
An annual securities accounts tax may be payable if the total value of securities held in a Belgian or foreign securities account (e.g., Shares acquired under the Plan) exceeds a certain threshold on four reference dates within the relevant reporting period (i.e., December 31, March 31, June 30 and September 30). In such case, the tax will be due on the value of the qualifying securities held in such account. The Employee should consult with his or her personal tax or financial advisor for additional details.

BRAZIL

Terms and Conditions

Intent to Comply with Law
By accepting the Stock Options, the Employee agrees to comply with applicable Brazilian laws and report and pay any and all applicable Tax-Related Items associated with the vesting of the Stock Options, the exercise of the Stock Options, the sale of any Shares acquired upon exercise of the Stock Options and the receipt of any dividends.

Labor Law Acknowledgment
This provision supplements Section 12 of the Grant Agreement:

By accepting this Stock Option, the Employee acknowledges, understands and agrees that for all legal purposes: (i) the benefits provided to the Employee under the Plan are unrelated to his or her employment; (ii) the Plan is not a part of the terms and conditions of the Employee’s employment; and (iii) the income from the Stock Options, if any, is not part of the Employee’s remuneration from employment.

Notifications

Exchange Control Notice
If the Employee is resident or domiciled in Brazil, he or she will be required to submit a declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights is US$1,000,000 or more. Assets and rights that must be reported include Shares acquired under the Plan. The US$1,000,000 threshold may be changed annually. If such amount exceeds US$100,000,000, the referred declaration is required quarterly.

Tax on Financial Transactions (IOF)
Payments to foreign countries (including the payment of the Grant Price) and repatriation of funds into Brazil and the conversion between BRL and USD associated with such fund transfers may be subject to the Tax on Financial Transactions. It is the Employee’s responsibility to comply with any applicable Tax on Financial Transactions arising from participation in the Plan.

BULGARIA

Notifications

Exchange Control Notice
If the Employee exercises the Stock Options through a cash purchase exercise in order to remit funds out of Bulgaria, the Employee will need to declare the purpose of the remittance to the local bank that is transferring the funds abroad and, if the amount of the payment is BGN 30,000 or more, provide the bank with certain documents evidencing the transaction. The Employee should check with his or her local bank on the requirements for the information or documents that have to be provided.

If the Employee exercises the Stock Option by way of a cashless exercise market sell order with a broker with respect to Shares issuable upon exercise of the Stock Option, the documentation described in the preceding paragraph will not be required because no funds will be remitted out of Bulgaria

Furthermore, the Employee will be required to file statistical forms with the Bulgarian National Bank annually regarding his or her receivables in bank accounts abroad as well as securities held abroad (e.g., Shares acquired under the Plan) if the total sum of all such receivables and securities equals or exceeds BGN50,000 as of the previous calendar year-end. The reports are due by March 31.

CANADA

Terms and Conditions

Method of Payment / Taxes
The following provision supplements Sections 6 and 11 of the Grant Agreement:

Due to regulatory considerations in Canada, the Employee is prohibited from surrendering Shares that the Employee already owns to pay the Grant Price or any Tax-Related Items in connection with the Stock Options.

Termination of Employment
The following provision replaces Section 12(l) of the Grant Agreement:

For purposes of this Grant Agreement, the Employee’s employment or service will be considered terminated as of the earlier of: (a) the date the Employee terminates employment; or (b) the date the Employee receives written notice of termination of employment from the Employer, regardless of any period during which notice, pay in lieu of such notice or related payments or damages are required to be provided under local law (including, but not limited to statutory law, regulatory law and/or common law). For greater certainty, the Employee will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which the Employee’s right to vest terminates, nor will the Employee be entitled to any compensation for lost vesting or excercisibility.
Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued entitlement to vesting during a statutory notice period, the Employee’s right to vest in the RSUs under the Plan, if any, will terminate effective as of the last day of the Employee’s minimum statutory notice period, but the Employee will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of the Employee’s statutory notice period, nor will the Employee be entitled to any compensation for lost vesting or excercisibility. The Committee shall have the exclusive discretion to determine when the Employee's employment or service is terminated for purposes of this Grant Agreement (including whether the Employee may still be considered to be providing service while on a leave of absence).

Notifications

Securities Law Notice
The Employee is permitted to sell Shares acquired under the Plan through the designated broker under the Plan provided the resale of Shares takes place outside of Canada through facilities of a stock exchange on which the Shares are listed. The Shares are currently listed on the New York Stock Exchange in the United States under the ticker symbol “HPQ”.

Foreign Asset/Account Reporting Notice
If the total value of the Employee's foreign property exceeds C$100,000 at any time during the year, the Employee must report all of his or her foreign property on Form T1135 (Foreign Income Verification Statement) by April 30 of the following year. Foreign property includes Shares acquired under the Plan and may include the Stock Options. The Stock Options must be reported--generally at a nil cost--if the $100,000 cost threshold is exceeded because of other foreign property the Employee holds. If Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB would normally equal the fair market value of the Shares at exercise, but if the Employee owns other shares, this ACB may have to be averaged with the ACB of the other shares. The Employee should speak with a personal tax advisor to determine the scope of foreign property that must be considered for purposes of this requirement.

The following provisions will also apply to Employees who are resident in Quebec:

Consent to Receive Information in English
The parties acknowledge that it is their express wish that the Grant Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la rédaction en anglais de la convention («Grant Agreement»), ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.

Plan Document Acknowledgement
In accepting the grant of Stock Options, Employee acknowledges that he or she has received a copy of the Plan, has reviewed the Plan and the Grant Agreement in their entirety and fully understands and accepts all provisions of the Plan and the Grant Agreement.

Data Privacy
The following provision supplements Section 13 of the Grant Agreement:

The Employee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. The Employee further authorizes the Company and any Subsidiary or Affiliate and the administrator of the Plan to disclose and discuss the Plan with their advisors. The Employee further authorizes the Company and any Subsidiary or Affiliate to record such information and to keep such information in the Employee’s employee file.

CHILE

Notifications

Securities Law Notice
The offer of this Stock Option constitutes a private offering in Chile effective as of the Grant Date. The offer of this Stock Option is made subject to general ruling n° 336 of the Chilean Commission of the Financial Market (“CMF”).  The offer refers to securities not registered at the securities registry or at the foreign securities registry of the CMF, and, therefore, such securities are not subject to oversight of the CMF.  Given that this Stock Option is not registered in Chile, the Company is not required to provide public information about this Stock Option or the Shares in Chile. Unless this Stock Option and/or the Shares are registered with the CMF, a public offering of such securities cannot be made in Chile.

Información bajo la Ley de Mercado de Valores
La presente Opción contituye una oferta privada en Chile y se inicia en la Fecha de Concesión. Esta Opción se acoge a las disposiciones de la Norma de Carácter General Nº 336 de la Comisión para el Mercado Financiero de Chile (“CMF”).  Esta oferta versa sobre valores no inscritos en el Registro de Valores o en el Registro de Valores Extranjeros que lleva la CMF, por lo que tales valores no están sujetos a la fiscalización de ésta. Por tratarse esta Opción de una oferta de valores no inscritos en Chile, no existe la obligación por parte de la Compañía de entregar en Chile información pública respecto de esta Opción o de sus Acciones. Estos valores no podrán ser objeto de oferta pública en Chile mientras no sean inscritos en el Registro de Valores correspondiente.

Exchange Control Notice
The Employee is resonsible for complying with foreign exchange requirements in Chile. For general information purposes, as of the date hereof, the Employee is not required to repatriate funds obtained from the sale of Shares or the receipt of any dividends. However, if the Employee decides to repatriate such funds, the Employee must do so through the Formal Exchange Market if the amount of the funds exceeds US$10,000. In such case, the Employee must report the payment to the commercial bank or registered foreign exchange office receiving the funds.

If the value of the Employee’s aggregate investments held outside of Chile exceeds US$5,000,000 (including the Shares or cash proceeds obtained under the Plan), the Employee must report the investments annually to the Central Bank. Annex 3.1 of Chapter XII of the Foreign Exchange Regulations must be used to file this report. Please note that exchange control regulations in Chile are subject to change. The Employee should consult with his or her personal legal advisor regarding any exchange control obligations that the Employee may have prior to exercising his or her Stock Options, receiving proceeds from the sale of Shares acquired upon the exercise of Stock Options or receiving cash dividends.

Foreign Asset/Account Reporting Notice
The Chilean Internal Revenue Service (“CIRS”) requires all taxpayers to provide information annually regarding: (i) the results of investments held abroad and (ii) any taxes paid abroad which the taxpayers will use as credit against Chilean income tax. The sworn statements disclosing this information (or Formularios) must be submitted electronically through the CIRS website www.sii.cl using Form 1929. Form 1929 is due on June 30 of each year, depending on the assets and/or taxes being reported.

CHINA

Terms and Conditions

Method of Exercise / Taxes
The following provision supplements Sections 6 and 11 of the Grant Agreement:

Notwithstanding anything to the contrary in the Grant Agreement or the Plan, the Stock Options may be exercised only by a “cashless exercise” method by which the Company’s designated broker, upon receipt of the Employee’s written exercise request, shall pay the Company the Grant Price for the total number of Shares to be exercised and sell all such Shares at the then current trading price. The Company will not accept funds to exercise the Stock Options from any other source, and the broker will not accept instructions to sell fewer than all of the Shares exercised.

The proceeds of the sale, net of the aggregate Grant Price, commissions, and applicable Tax-Related Items that the Employer determines it is required to withhold (in its sole discretion) will be remitted to the Employee as directed by the Company (in its sole discretion).

The Company may impose additional restrictions on or adopt additional procedures for the Stock Options as it deems appropriate to facilitate the foregoing.

Notifications

Exchange Control Notice
The following terms and conditions will apply to Employees who are subject to exchange control restrictions and regulations in the People's Republic of China (the "PRC"), including the requirements imposed by the State Administration of Foreign Exchange (“SAFE”), as determined by the Company in its sole discretion:
The Employee understands and agrees that, pursuant to local exchange control requirements, the Employee will not be permitted to exercise the Stock Options or purchase any Shares under the Plan unless or until the Company, its Subsidiary or the Employer in the PRC has obtained an approval from SAFE for the Plan.
The Employee further understand and agrees that he or she will be required to immediately repatriate any proceeds from Shares acquired under the Plan to the PRC. The Employee further understands that such repatriation of his or her proceeds may need to be effectuated through a special exchange control account established by the Company, any Subsidiary, or the Employer, and the Employee hereby consents and agrees that any proceeds may be transferred to such special account prior to being delivered to the Employee.
Proceeds may be paid to the Employee in U.S. dollars or local currency at the Company’s discretion. If the proceeds are paid to the Employee in U.S. dollars, the Employee will be required to set up a U.S. dollar bank account in the PRC so that the proceeds may be deposited into this account. If the proceeds are paid to the Employee in local currency, the Company is under no obligation to secure any particular exchange conversion rate and the Company may face delays in converting the proceeds to local currency due to exchange control restrictions. The Employee further agrees to comply with any other requirements that may be imposed by the Company in the future to facilitate compliance with exchange control requirements in the PRC.
Foreign Asset/Account Reporting Notice
The Employee may be required to report to SAFE all details of his or her foreign financial assets and liabilities, as well as details of any economic transactions conducted with non-PRC residents. Under these rules, the Employee may be subject to reporting obligations for the Stock Options, Shares acquired under the Plan (if any), and the receipt of any dividends and the sale of such Shares.

COLOMBIA

Terms and Conditions

Labor Law Acknowledgement
The following provision supplements Section 12 of the Grant Agreement:

The Employee acknowledges that pursuant to Article 128 of the Colombian Labor Code, the Plan and related benefits do not constitute a component of the Employee’s “salary” for any legal purpose.
Notifications
Securities Law Notice
The Shares are not and will not be registered in the Colombian registry of publicly traded securities (Registro Nacional de Valores y Emisores) and therefore the Shares may not be offered to the public in Colombia. Nothing in this document should be construed as the making of a public offer of securities in Colombia.

Exchange Control Notice
The Employee must register his or her investments with the Central Bank of Colombia (Banco de la República). The registration method will vary depending on whether cash is remitted from Colombia (either by the Employee or the Employer), or no cash consideration is paid at all. Upon liquidation of assets held abroad, the Employee must (i) cancel the registration with the Central Bank and (ii) repatriate the proceeds from the sale or liquidation to Colombia and file the appropriate Central Bank form (usually through the Employee’s own local bank). The Employee personally is responsible for complying with applicable exchange control requirements in Colombia.
Foreign Asset/Account Reporting Notice
An annual information return may need to be filed with the Colombian Tax Office detailing any assets held abroad (including Shares acquired under the Plan). If the individual value of any of these assets exceeds a certain threshold, each asset must be described (e.g., its nature and its value) and the jurisdiction in which it is located must be disclosed. It is the Employee’s responsibility to comply with this tax reporting requirement.

COSTA RICA

There are no country-specific provisions.

CROATIA

Notifications

Exchange Control Notice
The Employee must report any foreign investments (including Shares acquired under the Plan) to the Croatian National Bank for statistical purposes and obtain prior approval of the Croatian National Bank for bank accounts opened abroad. However, because exchange control regulations may change without notice, the Employee should consult with his or her personal legal advisor to ensure compliance with current regulations. It is the Employee’s responsibility to comply with Croatian exchange control laws.

CZECH REPUBLIC

Notifications

Exchange Control Notice
The Czech National Bank may require residents of the Czech Republic to fulfill certain notification duties in relation to the opening and maintenance of a foreign account. In addition, residents of the Czech Republic may need to report certain events in the absence of a request from the Czech National Bank. Because exchange control regulations change frequently and without notice, residents of the Czech Republic should consult with their legal advisor prior to the sale of Shares to ensure compliance with current regulations. It is the Employee’s responsibility to comply with Czech exchange control laws, and neither the Company nor the Employer will be liable for any resulting fines or penalties.

DENMARK

Terms and Conditions

Danish Stock Option Act
By participating in the Plan, the Employee acknowledges that he or she has received an Employer Statement translated into Danish, which is being provided to comply with the Danish Stock Option Act. To the extent more favorable to the Employee, the terms set forth in the Employer Statement will apply to the Employee’s participation in the Plan.

Notifications

Securities/Tax Reporting Notice
Effective January 1, 2019, the rules that previously obligated the Employee to inform the Danish Tax Administration about Shares held in foreign bank or brokerage accounts and deposit accounts with a foreign bank or broker were abolished and replaced by an automatic exchange of information regarding bank and brokerage accounts. However, the Employee must still report the foreign bank/broker accounts and their deposits, and Shares held in a foreign bank or broker in the Employee’s tax return under the section on foreign affairs and income.

Foreign Asset/Account Reporting Notice
The Employee understands that if the Employee establishes an account holding Shares and/or cash outside Denmark, the Employee must report the account to the Danish Tax Administration. The form that should be used in this respect can be obtained from a local bank. (These obligations are separate from and in addition to the obligations described above.)

FINLAND

There are no country-specific provisions.

FRANCE

Terms and Conditions

French Sub-Plan
The Stock Options granted to Employee residing in France on the Grant Date are granted pursuant to the French Sub-Plan to the HP Inc. 2015 Stock Incentive Plan for Grant of Stock Options to Participants in France (the “French Sub-Plan”), and are subject to the terms and conditions stated in the French Sub-Plan, the Plan and the Grant Agreement, including this Appendix. By accepting the Stock Options, the Employee acknowledges and agrees to be bound by the terms of the French Sub-Plan. The French Sub-Plan is incorporated herein by reference and references to the Plan include the French Sub-Plan.

The Stock Options and Shares received upon exercise of such Stock Options are intended to qualify for the specific tax and social security treatment in France applicable to stock options granted under Sections L. 225-177 to L. 225-186-1 of the French Commercial Code, as amended, to qualifying employees or officers of a French Affiliate who are resident in France for French tax purposes and/or subject to the French social security regime.

Consent to Receive Information in English

By accepting the Grant Agreement providing for the terms and conditions of the Employee’s grant, the Employee confirms having read and understood the documents relating to this grant (the Plan and the Grant Agreement), which were provided in the English language. The Employee accepts the terms of those documents accordingly.

Consentement Relatif à la Langue Utilisée
En acceptant le Contrat d'Attribution indiquant les termes et conditions de l’attribution d’options à un Employé, l'Employé confirme avoir lu et compris les documents relatifs à cette attribution (le Plan U.S. et le Contrat d'Attribution) qui ont été communiqués en langue anglaise. L'Employé accepte les termes et conditions en connaissance de cause.

Notifications

Foreign Asset/Account Reporting Notice
The Employee is required to report all foreign accounts (whether open, current or closed) to the French tax authorities when filing his or her annual tax return. The Employee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.

GERMANY

Notifications

Exchange Control Notice
Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If the Employee receives a cross-border payment in excess of €12,500 (e.g., proceeds from the sale of Shares acquired under the Plan), he or she must report the payment to German Federal Bank electronically using the “General Statistics Reporting Portal” available via the Bank’s website (www.bundesbank.de). The Employee should file the report by the fifth day of the month following the month in which the payment is made.

GREECE

Terms and Conditions

Method of Exercise / Taxes
The following provision supplements Sections 6 and 11 of the Grant Agreement:

Notwithstanding anything to the contrary in the Grant Agreement or the Plan, the Stock Options may be exercised only by a “cashless exercise” method by which the Company’s designated broker, upon receipt of the Employee’s written exercise request, shall pay the Company the Grant Price for the total number of Shares to be exercised and sell all such Shares at the then current trading price. The Company will not accept funds to exercise the Stock Options from any other source, and the broker will not accept instructions to sell fewer than all of the Shares exercised.

The proceeds of the sale, net of the aggregate Grant Price, commissions, and applicable Tax-Related Items that the Employer determines it is required to withhold (in its sole discretion) will be remitted to the Employee through the payroll system of the Employer in local currency or through such other payment system selected by the Company (in its sole discretion).

The Company may impose additional restrictions on or adopt additional procedures for the Stock Options as it deems appropriate to facilitate the foregoing.

GUATEMALA

Terms and Conditions

Language Consent
By participating in the Plan, the Employee acknowledges that he or she is proficient in reading and understanding English and fully understands the terms of the Plan, or, alternatively, that the Employee will seek appropriate assistance to understand the terms and conditions in the Grant Agreement and this Appendix.

HONG KONG

Terms and Conditions

Sale of Shares
In the event the Employee’s Stock Options vest within six months of the Grant Date, the Employee agrees that he or she (or the Employee’s heirs or legal representatives, as the case may be) will not exercise the Stock Options and offer to the public or otherwise dispose of any Shares acquired prior to the six month anniversary of the Grant Date.

Notifications

Securities Warning
The contents of this document have not been reviewed by any regulatory authority in Hong Kong. The Employee is advised to exercise caution in relation to the offer. If the Employee is in any doubt about any of the contents of this document, he or she should obtain independent professional advice. The Stock Options and Shares acquired upon exercise of the Stock Options do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company or any Subsidiary or Affiliate. The Plan, the Grant Agreement and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. The Stock Options are intended only for the personal use of each eligible employee of the Company or any Subsidiary or Affiliate and may not be distributed to any other person.

Nature of Scheme
The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance.

HUNGARY

Method of Exercise / Taxes
The following provision supplements Sections 6 and 11 of the Grant Agreement:

Notwithstanding anything to the contrary in the Grant Agreement or the Plan, the Stock Options may be exercised only by a “cashless exercise” method by which the Company’s designated broker, upon receipt of the Employee’s written exercise request, shall pay the Company the Grant Price for the total number of Shares to be exercised and sell all such Shares at the then current trading price. The Company will not accept funds to exercise the Stock Options from any other source, and the broker will not accept instructions to sell fewer than all of the Shares exercised.

The proceeds of the sale, net of the aggregate Grant Price, commissions, and applicable Tax-Related Items that the Employer determines it is required to withhold (in its sole discretion) will be remitted to the Employee through the payroll system of the Employer in local currency or through such other payment system selected by the Company (in its sole discretion).

The Company may impose additional restrictions on or adopt additional procedures for the Stock Options as it deems appropriate to facilitate the foregoing.

INDIA

Terms and Conditions

Method of Exercise / Taxes
The following provision supplements Sections 6 and 11 of the Grant Agreement:

Notwithstanding anything to the contrary in the Grant Agreement or the Plan, the Stock Options may be exercised only by a “cashless exercise” method by which the Company’s designated broker, upon receipt of the Employee’s written exercise request, shall pay the Company the Grant Price for the total number of Shares to be exercised and sell all such Shares at the then current trading price. The Company will not accept funds to exercise the Stock Options from any other source, and the broker will not accept instructions to sell fewer than all of the Shares exercised.

The proceeds of the sale, net of the aggregate Grant Price, commissions, and applicable Tax-Related Items that the Employer determines it is required to withhold (in its sole discretion) will be remitted to the Employee through the payroll system of the Employer in local currency or through such other payment system selected by the Company (in its sole discretion).

The Company may impose additional restrictions on or adopt additional procedures for the Stock Options as it deems appropriate to facilitate the foregoing.

Notifications

Exchange Control Notice
The Employee understands that he or she must repatriate to India any proceeds from the sale of Shares acquired under the Plan within 90 days of receipt. The Employee will receive a foreign inward remittance certificate (“FIRC”) from the bank where the Employee deposits the foreign currency. The Employee should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Employer requests proof of repatriation.

Foreign Asset/Account Reporting Notice
Indian residents are required to declare any foreign bank accounts and any foreign financial assets in their annual tax return. Indian residents should consult with their personal tax advisor to determine their personal reporting obligations.

INDONESIA

Terms and Conditions

Method of Exercise / Taxes
The following provision supplements Sections 6 and 11 of the Grant Agreement:

Notwithstanding anything to the contrary in the Grant Agreement or the Plan, the Stock Options may be exercised only by a “cashless exercise” method by which the Company’s designated broker, upon receipt of the Employee’s written exercise request, shall pay the

Company the Grant Price for the total number of Shares to be exercised and sell all such Shares at the then current trading price. The Company will not accept funds to exercise the Stock Options from any other source, and the broker will not accept instructions to sell fewer than all of the Shares exercised.

The proceeds of the sale, net of the aggregate Grant Price, commissions, and applicable Tax-Related Items that the Employer determines it is required to withhold (in its sole discretion) will be remitted to the Employee through the payroll system of the Employer in local currency or through such other payment system selected by the Company (in its sole discretion).

The Company may impose additional restrictions on or adopt additional procedures for the Stock Options as it deems appropriate to facilitate the foregoing.

Notifications

Exchange Control Notice
If the Employee is an Indonesian resident and remits funds (including proceeds from the sale of Shares) into Indonesia, the Indonesian Bank through which the transaction is made will submit a transaction report to the Bank of Indonesia for statistical reporting purposes. For transactions equal to or exceeding a threshold amount (currently US$10,000), the report must include a description of the transaction. Although the bank through which the transaction is made must make the report, the Employee must complete a “Transfer Report Form.” The bank through which the transaction is made will provide the Transfer Report Form to the Employee. The Employee is personally responsible for complying with applicable exchange control requirements in Indonesia.

IRELAND

There are no country-specific provisions.

ISRAEL

Terms and Conditions

Israeli Sub-Plan
The Stock Options are granted to the Employee pursuant to the Israeli Sub-Plan to the HP Inc. Second Amended and Restated 2004 Stock Incentive Plan (the “Israeli Sub-Plan”), and are subject to the terms and conditions stated in the Israeli Sub-Plan, the Plan and the Grant Agreement, including this Appendix. By accepting the Stock Options, the Employee acknowledges and agrees to be bound by the terms of the Israeli Sub-Plan. The Israeli Sub-Plan is incorporated herein by reference and references to the Plan include the Israeli Sub-Plan.

The Stock Options and Shares received upon exercise of such Stock Options are intended to qualify for the tax treatment available in Israel pursuant to the provisions of the “capital gain route” under Section 102 of the Israeli Tax Ordinance ("Section 102"), including the provisions of the Income Tax (Tax Abatement on the Grant of Shares to Employees) Regulations 2003 (the “Regulations”) and any tax ruling or agreement obtained by the Company or the Employer with regard to the Plan.

The following provision replaces Section 6 of the Grant Agreement:

6.    This Stock Option may be exercised by following the procedures provided by the Trustee for the exercise of the Stock Option and delivering to the Trustee at its head office a written notice stating the number of Shares as to which the Stock Option is exercised; provided, however, that no such exercise shall be with respect to fewer than 25 Shares or the remaining Shares covered by the Stock Option if less than 25. The written notice must be accompanied by the payment of the full Grant Price of such Shares. Payment may be in cash or Shares or a combination thereof to the extent permissible under Applicable Law; provided, however, that any payment in Shares shall be in strict compliance with all procedural rules established by the Committee and subject to the provisions of Section 102. Shares purchased through the exercise of the Stock Option will be issued directly to the Trustee and will be held by the Trustee on behalf of the Employee during the Required Holding Period. Subject to the conclusion of the Required Holding Period and any further period included herein, Shares purchased through the exercise of the Stock Option will be held by the Trustee until the earlier of (i) the receipt by the Trustee of an acknowledgment from the Israeli Income Tax Authority that the Employee has paid all applicable tax due pursuant to the Israeli Tax Ordinance and Section 102, or (ii) the Trustee withholds any applicable tax due pursuant to the Israeli Tax Ordinance and Section 102.

The following provisions replace Section 10(b) of the Grant Agreement:

10(b) Regardless of any action the Company or the Employer takes with respect to any or all Tax-Related Items, the Employee acknowledges and agrees that the ultimate liability for all Tax-Related Items is and remains the Employee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Employee further acknowledges that the Company and/or the Employer: (i) make no representations nor undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this grant of Stock Options, including, but not limited to, the grant, vesting or settlement of Stock Options, the subsequent issuance of Shares or the subsequent sale of any Shares acquired pursuant to such Stock Options and receipt of any dividends; and (ii) do not commit and are under no obligation to structure the terms or any aspect of this grant of Stock Options to reduce or eliminate the Employee’s liability for Tax-Related Items or to achieve any particular tax result. Further, if the Employee has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Employee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. The Employee shall pay the Trustee and/or the Company or the Employer any amount of Tax-Related Items that the Trustee and/or the Company or the Employer may be required to withhold or account for as a result of the Employee’s participation in the Plan or the Employee’s receipt of Stock Options that cannot be satisfied by the means previously described. The Company may refuse to deliver the benefit described herein if the Employee fails to comply with the Employee’s obligations in connection with the Tax-Related Items.

The following provision is added as a new Section 18 of the Grant Agreement:
17.    This Stock Option is subject to the trust (“Trust”) established by the Trust Agreement (the “Trust Agreement”) with Tamir Fishman (the “Trustee”). It is hereby clarified, that the Company may at its sole discretion replace the Trustee from time to time and instruct the transfer of all Stock Options and Shares held by such Trustee at such time to its successor and the provisions of this Grant Agreement and the Trust Agreement shall apply to the new Trustee mutatis mutandis. Under the conditions of Section 102(b)(2), the Stock Option shall be exercised through the Trustee. To receive the tax treatment provided for in Section 102(b)(2), the Stock Option and any Shares purchased pursuant to the exercise of such Stock Option must be subject to the Trust for a period of not less than twenty-four (24) months from their Grant Date and deposit with the Trustee (the “Required Holding Period”). In order for the tax benefits of Section 102(b)(2) to apply, as long as the Stock Option is held subject to the Trust and/or the Shares purchased pursuant to the Stock Option is held by the Trustee, neither the Stock Option nor the Shares purchased pursuant to the Stock Option, as the case may be, may be sold, transferred, assigned, pledged or mortgaged (other than through a transfer by will or by operation of law), nor may such awards be the subject of an attachment or security interest, and no power of attorney or transfer deed shall be given in respect thereof prior to the payment of the tax liability. Upon the conclusion of the Required Holding Period and subject to any further period included herein, the Trustee may release Shares purchased through the exercise of the Stock Option to the Employee only after (i) the receipt by the Trustee of an acknowledgment from the Israeli Income Tax Authority that the Employee has paid all applicable tax due pursuant to the Israeli Tax Ordinance and Section 102, or (ii) the Trustee withholds any applicable tax due pursuant to the Israeli Tax Ordinance and Section 102. Notwithstanding the foregoing, in the event the Employee shall elect to release the Stock Option and/or any Shares purchased pursuant to the exercise of such Stock Option prior to the conclusion of the Required Holding Period, the sanctions under Section 102 shall apply to and shall be borne solely by the Employee.

The following provisions are added as new Sections 19, 20, 21, 22 and 23of the Grant Agreement:
19.    The Employee understands that in the event of a distribution of rights, including an issuance of stock dividend or bonus shares, in connection with the Stock Option and/or the Shares purchased pursuant to the exercise of such Stock Option (the “Additional Rights”), all such Additional Rights shall be deposited with and/or issued to the Trustee for the benefit of the Employee, and shall also be subject to the provisions of Section 102(b)(2). The Required Holding Period for such Additional Rights shall be measured from the commencement of the Required Holding Period of the Stock Option, from which the Additional Rights were declared or distributed.
20.    The Employee hereby represents, confirms and acknowledges: (i)     the Trustee shall not be liable for any action or omission taken on its part in connection with the Plan, the Sub-Plan for Israel, this Grant Agreement and the Trust Agreement, provided that the Trustee acted reasonably and in good faith; (ii) the Employee shall be liable to indemnify the Trustee with respect to any loss, damage or expense caused to the Trustee as a result of or in consequence of performance of its duties as a Trustee, unless arising out of the Trustee’s own fraud or bad faith; and (iii) the Employee shall comply with the terms and conditions of the Trust Agreement.
21.    The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Grant Agreement; or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.
22.    The receipt of the Stock Option, the purchase of the Shares to be issued pursuant to the exercise of the Stock Option and the disposition of such Shares may result in tax consequences. THE EMPLOYEE IS ADVISED TO CONSULT A TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING THE STOCK OPTION AND DISPOSING OF THE SHARES.
23.    The Employee understands that the tax benefit under Section 102(b)(2) is conditioned upon the receipt of all required approvals from the Israeli Tax Authorities. Accordingly, to the extent that for whatever reason the Israeli Tax Authorities shall not grant an approval to the Company and/or the Employer (if applicable) or shall withdraw the approval, then the tax benefits of Section 102(b)(2) will no longer apply, the Stock Option shall be treated as an Israeli Other Section 102 Option (as such term is defined in the Sub-Plan for Israel) and the Employee shall bear and pay any and all taxes and other levies and payments applicable to the grant, exercise, sale or other disposition of the Stock Option, the Shares purchased pursuant to the exercise of such Stock Option and/or the Additional Rights.

*    *    *    *    *
TO BE SIGNED BY THE ISRAELI EMPLOYEE WITH A COPY RETURNED TO PAYROLL ADMINISTRATION:

I have read and understood this Grant Agreement, including this Appendix. I understand that the Stock Options and rights granted and Shares issued to me under this Grant Agreement are subject to the terms and provisions of Section 102(b)(2) of the Israeli Tax Ordinance and its related rules and regulations and I hereby accept such Stock Options, rights and Shares subject to such terms and provisions. I acknowledge that my holding, sale and transfer of the Stock Options and the Shares to be issued upon the exercise of the Stock Options as well as any Additional Rights are therefore subject to various restrictions and limitations that are imposed by such Section and its related rules and regulations, of which I am aware and with which I agree to comply.

Signed by: __________________________________________________________

Date:  ______________________________________________________________

ITALY

Terms and Conditions

Plan Document Acknowledgment
The Employee acknowledges having read and specifically and expressly approves the following sections of the Grant Agreement: Section 7 (“Termination of Employment”), Section 11 (“Taxes”), Section 12 (“Acknowledgement and Waiver”), Section 14 (“No Advice Regarding Grant”), Section 17(b) (“Language”), Section 17(g) (“Appendix”), Section 17(h) (“Imposition of Other Requirements”) and Section 13 (“Data Privacy”), as replaced by the provision below and the Method of Exercise / Taxes Section above.

Notifications

Exchange Control Notice
The Employee acknowledges that he or she is entitled to participate in investments, divestitures and other transactions that entail transfer of assets to or from Italy subject only to certain reporting, record-keeping and disclosure requirements which the Employee hereby agrees to undertake as necessary.

Foreign Asset / Account Tax Reporting Notification
Italian residents who, at any time during the fiscal year, hold foreign financial assets (such as cash or Stock Options) which may generate income taxable in Italy are required to report such assets on their annual tax returns (UNICO Form, RW Schedule) or on a special form if no tax return is due. The same reporting duties apply to Italian residents who are beneficial owners of the foreign financial assets pursuant to Italian money laundering provisions, even if they do not directly hold the foreign asset abroad. The Employee is advised to consult his or her personal legal advisor to ensure compliance with applicable reporting requirements.

Foreign Asset Tax Information
The value of the financial assets held outside of Italy by Italian residents is subject to a foreign asset tax. The taxable amount will be the fair market value of the financial assets assessed at the end of the calendar year.

JAPAN

Notifications

Exchange Control Notice
If the Employee acquires Shares valued at more than ¥100,000,000 in a single transaction, the Employee must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of the acquisition of the Shares.

In addition, if the Employee pays more than ¥30,000,000 in a single transaction for the purchase of Shares when he or she exercises the Stock Option, the Employee must file a Payment Report with the Ministry of Finance through the Bank of Japan within 20 days of the date that the payment is made. The precise reporting requirements vary depending on whether the relevant payment is made through a bank in Japan.
Please note that a Payment Report is required independently from a Securities Acquisition Report; therefore, the Employee must file both a Payment Report and a Securities Acquisition Report if the total amount that he or she pays in a single transaction for exercising the Stock Option and purchasing Shares exceeds ¥100,000,000.
Foreign Assets Reporting Notice
The Employee will be required to report details of any assets held outside of Japan as of December 31 (including any Shares acquired under the Plan) to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report will be due by March 15 each year. The Employee should consult with his or her personal tax advisor as to whether the reporting obligation applies to the Employee and whether the Employee will be required to report details of any outstanding Stock Options, Shares or cash held by the Employee in the report.

JORDAN

There are no country-specific provisions.

KAZAKHSTAN

Method of Exercise / Taxes
The following provision supplements Sections 6 and 11 of the Grant Agreement:

Notwithstanding anything to the contrary in the Grant Agreement or the Plan, the Stock Options may be exercised only by a “cashless exercise” method by which the Company’s designated broker, upon receipt of the Employee’s written exercise request, shall pay the Company the Grant Price for the total number of Shares to be exercised and sell all such Shares at the then current trading price. The Company will not accept funds to exercise the Stock Options from any other source, and the broker will not accept instructions to sell fewer than all of the Shares exercised.

The proceeds of the sale, net of the aggregate Grant Price, commissions, and applicable Tax-Related Items that the Employer determines it is required to withhold (in its sole discretion) will be remitted to the Employee through the payroll system of the Employer in local currency or through such other payment system selected by the Company (in its sole discretion).

The Company may impose additional restrictions on or adopt additional procedures for the Stock Options as it deems appropriate to facilitate the foregoing.

KENYA

Notifications

Tax Registration Notice
Under Tax Procedure Act, 2015, the Employee is required to complete and submit a tax registration application to the Commissioner of Income Tax with 30 days of first vesting of the Stock Option. The registration should be completed through the online portal “I TAX” and is a one-time only registration. The Employee is solely responsible for ensuring compliance with all registration requirements in Kenya.

KUWAIT

Notifications

Securities Law Notice
The Plan does not constitute the marketing or offering of securities in Kuwait pursuant to Law No. 7 of 2010 (establishing the Capital Markets Authority) and it’s implementing regulations. Stock Options granted under the Plan are being made only to eligible employees of the Employer, the Company, its Subsidiaries and its Affiliates.

KOREA

Notifications

Exchange Control Notice
If the Employee receives US$500,000 or more from the sale of Shares in a single transaction, Korean exchange control laws require the Employee repatriate the proceeds to Korea within 18 months of the sale.

Foreign Asset/Account Reporting Notice
Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts) based in foreign countries that have not entered into an “inter-governmental agreement for automatic exchange of tax information” with Korea to the Korean tax authority and file a report with respect to such accounts if the value of such accounts exceeds KRW 1 billion (or an equivalent amount in foreign currency). The Employee should consult with his or her personal tax advisor for additional information about this reporting obligation, including whether or not there is an applicable inter-governmental agreement between Korea and the United States (or any other country where the Employee may hold any Shares or cash acquired in connection with the Plan).

LEBANON

Notifications

Securities Law Notice
The Plan does not constitute the marketing or offering of securities in Lebanon pursuant to Law No. 161 (2011), the Capital Markets Law. Stock Options granted under the Plan are being made only to eligible employees of the Employer, the Company, its Subsidiaries and its Affiliates.

LUXEMBOURG

There are no country-specific provisions.

MACEDONIA

Notifications

Exchange Control Notice
If the Employee uses a cash method of exercise, the Employee must comply with certain exchange control requirements. The U.S. dollars used to pay the Exercise Price of the Option should be obtained through a bank or brokerage house licensed to perform foreign exchange operations by the National Bank of the Republic of Macedonia (“National Bank”). The bank or brokerage house will report the Employee’s conversion of funds for the purpose of investing in securities abroad to the National Bank.
If the Employee relies on a cashless method of exercise, no funds will be leaving Macedonia in connection with the purchase of foreign securities, so no involvement of a licensed bank or broker is necessary.
Exchange control requirements change frequently, and the Employee should check with his or her personal advisor to determine whether any additional exchange control obligations exist with regard to the exercise of Options and/or the sale of Shares.

MALAYSIA

Terms and Conditions

Data Privacy Consent
The following provision supplements Section 13, Data Privacy Consent, of the Grant Agreement:

1.Data Privacy.
(a)In order to implement, administer, manage and account for the Employee’s participation in the Plan, the Company and its Subsidiaries and/or the Employer may:
(i)collect and use certain personal data regarding the Employee, including, without limitation, the Employee’s name, home address and telephone number, work address and telephone number, work e-mail address, date of birth, social insurance or other identification number, term of employment, employment status, nationality and tax residence, and details regarding the terms and conditions, grant, vesting, cancellation, termination and expiration of all Stock Options and other stock based incentives granted, awarded or sold to the Employee by the Company (collectively, the “Data”);
(ii)transfer the Data, in electronic or other form, to employees of the Company and its Subsidiaries, and to third parties, who are involved in the implementation, administration and/or management of, and/or accounting for, the Plan, which recipients may be located in the Employee’s country or in other countries that may have different data privacy laws and protections than the Employee’s country;
(iii)transfer the Data, in electronic or other form, to a broker or other third party with whom the Employee has elected to deposit any Stock Options issued in settlement of the Stock Options; and
(iv)retain the Data for only as long as may be necessary in order to implement, administer, manage and account for the Employee’s participation in the Plan.
(b)The Employee hereby consents to the collection, use, transfer and retention of the Data, as described in this Grant Agreement, for the exclusive purpose of implementing, administering, managing and accounting for the Employee’s participation in the Plan.
(c)The Employee understands that by contacting his or her local human resources representative, whose contact details are: Nazura Hamdan, phone number: 603 20584191, email: nazura-binti.hp.com.  The Employee may:

1.Privasi Data.
(a)Bagi melaksanakan, mentadbir, menguruskan dan mengambil kira penyertaan Pekerja dalam Pelan, Syarikat dan Anak Syarikat dan/atau Majikan boleh:
(i)mengumpul dan menggunakan data peribadi tertentu yang berkaitan dengan Pekerja, termasuklah, tanpa dihadkan kepada, nama Pekerja, alamat rumah dan nombor telefon, alamat dan no telefon kerja, e-mel kerja, tarikh lahir, nombor insurans sosial atau pengenalan lain, tempoh pekerjaan, status pekerjaan, kewarganegaraan dan tempat kediaman percukaian, dan butiran mengenai terma-terma dan syarat-syarat, pemberian, peletakan hak, pembatalan, penamatan dan penamatan tempoh semua Opsyen dan insentif saham lain yang diberi, dianugerah atau dijual oleh Syarikat kepada Pekerja (secara kolektif, “Data”);
(ii)memindahkan Data, secara elektronik atau dalam bentuk lain, kepada pekerja-pekerja Syarikat dan Anak Syarikatnya, dan kepada pihak ketiga, yang terlibat dalam pelaksanaan, pentadbiran dan/atau pengurusan, dan/atau mengambil kira, Pelan tersebut, di mana penerima tersebut mungkin berada di negara Pekerja atau di negara-negara lain yang mungkin mempunyai undang-undang privasi data dan perlindungan yang berbeza daripada negara Pekerja;
(iii)memindahkan Data, secara elektronik atau dalam bentuk lain, kepada broker atau pihak ketiga yang telah dipilih oleh Pekerja untuk mendepositkan apa-apa Opsyen yang dikeluarkan dalam penyelesaian Opsyen; dan
(iv)mengekalkan Data hanya selama yang diperlukan untuk melaksana, mentadbir, mengurus dan mengambil kira penyertaan Pekerja dalam Pelan tersebut.
(b)Pekerja dengan ini bersetuju dengan pengumpulan, penggunaan, pemindahan dan pengekalan Data, seperti yang diterangkan dalam Perjanjian ini, bagi tujuan yang eksklusif untuk melaksanakan, mentadbir, menguruskan dan mengambil kira penyertaan Pekerja dalam Pelan.
(c)Pekerja memahami bahawa dengan menghubungi wakil sumber manusia tempatannya, yang butir-butir hubungannya adalah: Nazura Hamdan, phone number: 603 20584191, email: nazura-binti.hp.com. Pekerja tersebut boleh:

(i)view the Data;
(ii)correct any inaccurate information included within the Data;
(iii)request additional information regarding the storage and processing of the Data;
(iv)request a list with the names and addresses of any potential recipients of the Data; and
(v)under certain circumstances and with certain consequences, prevent further use, transfer, retention and/or processing of the Data.
(d) The Employee understands that he or she may refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative.  The Employee understands, however, that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan.  For more information on the consequences of the Employee’s refusal to consent or withdrawal of consent, the Employee understands that he or she may contact his or her local human resources representative.

(i)melihat Data tersebut;
(ii)membetulkan apa-apa maklumat yang tidak tepat yang terkandung dalam Data;
(iii)meminta maklumat tambahan mengenai penyimpanan dan pemprosesan Data;
(iv)meminta senarai dengan nama dan alamat penerima-penerima Data yang berkemungkinan; dan
(v)dalam situasi tertentu dan dengan akibat tertentu, menghalang penggunaan, pemindahan, pengekalan dan/atau pemprosesan selanjutnya bagi Data tersebut.
(d)Pekerja memahami bahawa dia boleh enggan memberi atau menarik balik keizinan yang terkandung di sini, dalam apa jua keadaan tanpa kos, dengan menghubungi secara bertulis wakil sumber manusia tempatannya. Pekerja memahami, bagaimanapun, bahawa keengganan memberi atau penarikan balik keizinannya boleh menjejaskan keupayaannya untuk mengambil bahagian dalam Pelan tersebut. Untuk maklumat lanjut mengenai akibat keengganan Pekerja untuk memberikan keizinan atau penarikan balik keizinan, Pekerja memahami bahawa dia boleh menghubungi wakil sumber manusia tempatannya.

Notifications
Director Reporting Notice
If the Employee is a director of a Malaysian subsidiary, the Employee is subject to certain notification requirements under the Malaysian Companies Act 2016. Among these requirements is an obligation to notify the Malaysian subsidiary in writing when the Employee receives or disposes of an interest (e.g., equity awards or Shares) in the Company or any related company. This notification must be made within 14 days of receiving or disposing of any interest in the Company or any related company.

MEXICO

Terms and Conditions

The following provisions supplement Section 12 in the Grant Agreement:

Labor Law Acknowledgment
By accepting the Stock Options, the Employee acknowledges, understands and agrees that: (i) the Stock Options are not related to the salary and other contractual benefits granted to the Employee by the Employer; and (ii) any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of employment.

Policy Statement
The invitation the Company is making under the Plan is unilateral and discretionary and, therefore, the Company reserves the absolute right to amend it and discontinue it at any time without any liability to the Employee.

The Company, with its registered office at 1501 Page Mill, Palo Alto, California 94304, USA, is solely responsible for the administration of the Plan and participation in the Plan. The acquisition of Shares does not, in any way, establish an employment relationship between the Employee and the Company since the Employee is participating in the Plan on a wholly commercial basis and the sole employer is the Employer nor does it establish any rights between the Employee and Employer.

Plan Document Acknowledgment
By accepting the Stock Options, the Employee acknowledges he or she has received a copy of the Plan, have reviewed the Plan and the Grant Agreement in their entirety and fully understand and accept all provisions of the Plan and the Grant Agreement.

In addition, by signing below, the Employee further acknowledges having read and specifically and expressly approved the terms and conditions in Section 12 of the Grant Agreement, in which the following is clearly described and established: (i) participation in the Plan does not constitute an acquired right; (ii) the Plan and participation in the Plan is offered by the Company on a wholly discretionary basis; (iii) participation in the Plan is voluntary; and (iv) the Company, its Subsidiaries and its Affiliates are not responsible for any decrease in the value of the Shares underlying the Stock Options.

Finally, the Employee does not reserve any action or right to bring any claim against the Company for any compensation or damages as a result of participation in the Plan and the Employee therefore grants a full and broad release to his/her Employer and the Company and its Subsidiaries and Affiliates with respect to any claim that may arise under the Plan.

Spanish Translation

Las siguientes disposiciones complementan la Sección 12 en el Acuerdo de Otorgamiento:

Reconocimiento de la Ley Laboral
Al aceptar las Opciones, el Empleado reconoce, entiende y acepta que: (i) las Opciones no se encuentran relacionadas con el salario ni con otras prestaciones contractuales concedidas al Empleado por parte del Empleador; y (ii) cualquier modificación del Plan o su terminación no constituye un cambio o desmejora de los términos y condiciones de empleo.

Declaración de Política
La invitación por parte de la Compañía bajo el Plan, es unilateral y discrecional; por lo tanto, la Compañía se reserva el derecho absoluto de modificar el mismo y discontinuarlo en cualquier tiempo, sin ninguna responsabilidad para el Empleado.

La Compañía, con oficinas registradas ubicadas en 1501 Page Mill, Palo Alto, California 94304, USA es la única responsible por la administración del Plan y de la participación en el mismo y la adquisición de Acciones Comunes no establece de forma alguna, una relación de trabajo entre el Empleado y la Compañía, ya que la participación del Empleado en el Plan es completamente comercial y el único empleador es el Empleador, así como tampoco establece ningún derecho entre el Empleado y su Empleador.

Reconocimiento del Documento del Plan
Por medio de la aceptación las Opciones, el Empleado reconoce que ha recibido una copia del Plan, que el mismo ha sido revisado al igual que la totalidad del Acuerdo de Otorgamiento y, que ha entendido y aceptado completamente todas las disposiciones contenidas en el Plan y en el Acuerdo de Otorgamiento.

Adicionalmente, al firmar abajo, el Empleado reconoce que ha leído, y que aprueba específica y expresamente los términos y condiciones contenidos en la Sección 12 del Acuerdo de Otorgamiento, en la cual se encuentra claramente descrito y establecido que: (i) la participación en el Plan no constituye un derecho adquirido; (ii) el Plan y la participación en el mismo es ofrecida por la Compañía de forma enteramente discrecional; (iii) la participación en el Plan es voluntaria; y (iv) la Compañía, así como sus Subsidiarias y Afiliadas no son responsables por cualquier detrimento en el valor de las Acciones Comunes en relación con las Opciones.

Finalmente, el Empleado declara que no se reserva ninguna acción o derecho para interponer una demanda en contra de la Compañía por compensación, daño o perjuicio alguno como resultado de su participación en el Plan y en consecuencia, otorga el más amplio finiquito a su Empleador, así como a la Compañía, a sus Subsidiarias y Afiliadas con respecto a cualquier demanda que pudiera originarse en virtud del Plan.

Notifications

Securities Law Notice
The Stock Options and the underlying Shares offered under the Plan have not been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and cannot be offered or sold publicly in Mexico. In addition, the Plan, the Grant Agreement and any other document relating to the Stock Options may not be publicly distributed in Mexico. These materials are addressed to Employee only because of Employee’s existing relationship with the Company, its Subsidiaries and its Affiliates and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities but rather constitutes a private placement of securities addressed specifically to individuals who are present employees of the Company, its Subsidiaries or its Affiliates made in accordance with the provisions of the Mexican Securities Market Law, and any rights under such offering shall not be assigned or transferred.

MOROCCO

Terms and Conditions

Method of Exercise / Taxes
The following provision supplements Sections 6 and 11 of the Grant Agreement:

Notwithstanding anything to the contrary in the Grant Agreement or the Plan, the Stock Options may be exercised only by a “cashless exercise” method by which the Company’s designated broker, upon receipt of the Employee’s written exercise request, shall pay the Company the Grant Price for the total number of Shares to be exercised and sell all such Shares at the then current trading price. The Company will not accept funds to exercise the Stock Options from any other source, and the broker will not accept instructions to sell fewer than all of the Shares exercised.

The proceeds of the sale, net of the aggregate Grant Price, commissions, and applicable Tax-Related Items that the Employer determines it is required to withhold (in its sole discretion) will be remitted to the Employee through the payroll system of the Employer in local currency or through such other payment system selected by the Company (in its sole discretion).

The Company may impose additional restrictions on or adopt additional procedures for the Stock Options as it deems appropriate to facilitate the foregoing.

Notifications

Exchange Control Notice
The Employee is required immediately to repatriate to Morocco the proceeds from the sale of any Shares which may be issued to him or her upon exercise of the Stock Option. Such repatriation of proceeds may need to be effectuated through a special account established by the Company, its Subsidiary or Affiliate, including the Employer. By accepting the Stock Option, the Employee consents and agrees that the cash proceeds may be transferred to such special account prior to being delivered to the Employee.

If repatriation of proceeds is not effectuated through a special account, the Employee agrees to maintain his or her own records proving repatriation and to provide copies of these records upon request from the Company, the Employer and/or the Office des Changes. The Employee is responsible for ensuring compliance with all exchange control laws in Morocco.

NETHERLANDS

Notifications

Securities Law Notice

NEW ZEALAND

Notifications

Securities Warning

In compliance with New Zealand securities laws, the Employee is hereby notified that the documents listed below are available for review on the Company’s external and internal sites at the following web addresses listed: http://www.mybenefits.ml.com/
(for (i) and (ii)) and http://h30261.www3.hp.com/ (for (iii)). The items in (iii) are also available at www.sec.gov.

i.the Grant Agreement, including this Appendix, which sets forth the terms and conditions of the grant of Stock Options;

ii.a copy of the Plan and its accompanying prospectus; and

iii.a copy of the Company’s most recent annual report and most recent financial statements.

The Employee understands that he or she is advised to carefully read the available materials before making a decision whether to participate in the Plan. The Employee is advised to contact his or her tax advisor for specific information concerning the Employee’s personal tax situation with regard to the grant of Stock Options.

Warning

This is a grant of Stock Options. The underlying Shares give you a stake in the ownership of the Company. The Employee may receive a return if dividends are paid.

If the Company runs into financial difficulties and is wound up, the Employee will be paid only after all creditors and holders of preference shares have been paid. The Employee may lose some or all of his or her investment.

New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision.

The usual rules do not apply to this offer because it is made under an employee share purchase scheme. As a result, the Employee may not be given all the information usually required. The Employee will also have fewer other legal protections for this investment.

Ask questions, read all documents carefully, and seek independent financial advice before committing yourself.

NIGERIA

There are no country-specific provisions.

NORWAY

There are no country-specific provisions.

OMAN

Notifications

Securities Law Notice
The Plan does not constitute the marketing or offering of securities in Oman and consequently has not been registered or approved by the Central Bank of Oman, the Omani Ministry of Commerce and Industry, the Omani Capital Market Authority or any other authority in the Sultanate of Oman.  Offerings under the Plan are being made only to eligible employees of the Employer, the Company, its Subsidiaries and its Affiliates.

PAKISTAN

Terms and Conditions

Method of Exercise / Taxes
The following provision supplements Sections 6 and 11 of the Grant Agreement:

Notwithstanding anything to the contrary in the Grant Agreement or the Plan, the Stock Options may be exercised only by a “cashless exercise” method by which the Company’s designated broker, upon receipt of the Employee’s written exercise request, shall pay the Company the Grant Price for the total number of Shares to be exercised and sell all such Shares at the then current trading price. The Company will not accept funds to exercise the Stock Options from any other source, and the broker will not accept instructions to sell fewer than all of the Shares exercised.

The proceeds of the sale, net of the aggregate Grant Price, commissions, and applicable Tax-Related Items that the Employer determines it is required to withhold (in its sole discretion) will be remitted to the Employee through the payroll system of the Employer in local currency or through such other payment system selected by the Company (in its sole discretion).

The Company may impose additional restrictions on or adopt additional procedures for the Stock Options as it deems appropriate to facilitate the foregoing.

Notifications

Exchange Control Notice
The Employee is required to immediately repatriate to Pakistan the proceeds from the sale of Shares as described above. The proceeds must be converted into local currency and the receipt of proceeds must be reported to the State Bank of Pakistan (the “SBP”) by filing a “Proceeds Realization Certificate” issued by the bank converting the proceeds with the SBP. The repatriated amounts cannot be credited to a foreign currency account. The employee should consult his or her personal advisor prior to exercise of the Stock Option and sale of Shares to ensure compliance with the applicable exchange control regulations in Pakistan, as such regulations are subject to frequent change. The Employee is responsible for ensuring compliance with all exchange control laws in Pakistan.

PALESTINE

There are no country-specific provisions.

PERU

Terms and Conditions

Labor Law Acknowledgment
The following provision supplements Section 12 of the Grant Agreement:

By accepting the Stock Options, the Employee acknowledges, understands and agrees that the Stock Options are being granted ex gratia to the Employee with the purpose of rewarding him or her.

Notifications

Securities Law Notice
The offer of the Stock Options is considered a private offering in Peru; therefore, it is not subject to registration in Peru.

PHILIPPINES

Terms and Conditions

Issuance of Shares of Common Stock
Employee acknowledges, understands and agrees that, if the issuance of Shares on the exercise date does not comply with all applicable Philippines securities laws, Shares will not be issued. In particular, Shares will not be issued upon exercise unless and until the Philippines Securities and Exchange Commission authorizes the issuance of Shares under the Plan by approving the Company’s request for exemption from the securities registration requirement.

Notifications

Securities Law Notice
The grant of Stock Options made under the Plan is being made pursuant to an exemption from registration under Section 10.2 of the Philippines Securities Regulation Code that has been approved by the Philippines Securities and Exchange Commission.

The Employee bears (without limitation) the risk of fluctuation in the price of the Shares on the New York Stock Exchange and the risk of currency fluctuations between the U.S. Dollar and the Employee's local currency. The value of any Shares the Employee may acquire under the Plan may decrease, and fluctuations in foreign exchange rates between the Employee’s local currency and the U.S. Dollar may affect the value of the subsequent sale of any Shares acquired under the Plan. The Company is not making any representations, projections or assurances about the value of the Shares now or in the future.

For further information on risk factors impacting the Company’s business that may affect the value of the Shares, the Employee can refer to the risk factors discussion in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are filed with the U.S. Securities and Exchange Commission and are available online at www.sec.gov/, as well as on the Company’s website at http://h30261.www3.hp.com/. In addition, the Employee may receive, free of charge, a copy of the Company’s Annual Report, Quarterly Reports or any other reports, proxy statements or communications distributed to the Company’s stockholders by contacting Investor Relations at 1501 Page Mill Road, Palo Alto, California 94304, U.S.A.

The Employee acknowledges that he or she is permitted to sell Shares acquired under the Plan through the designated broker appointed by the Company (or such other broker to whom the Employee may transfer the Shares), provided that such sale takes place outside the Philippines through the facilities of the New York Stock Exchange on which the Shares are listed.

POLAND

Notifications

Exchange Control Notice
If the Employee holds foreign securities (including Shares) and maintains accounts abroad, the Employee may be required to file certain reports with the National Bank of Poland. Specifically, if the value of securities and cash held in such foreign accounts exceeds PLN 7 million, the Employee must file reports on the transactions and balances of the accounts on a quarterly basis. Further, any fund transfers into or out of Poland in excess of €15,000 must be effected through a bank in Poland. Polish residents are required to store all documents related to foreign exchange transactions for a period of five years.

PORTUGAL

Terms and Conditions

Language Consent
The Employee hereby expressly declares that he or she has full knowledge of the English language and has read, understood and fully accepted and agreed with the terms and conditions established in the Plan and Grant Agreement.

Consentimento sobre Língua
O Empregado, pelo presente, declara expressamente que domina a língua inglesa e que leu, compreendeu e livremente aceitou e concordou com os termos e condições estabelecidos no Plano e no Acordo de Atribuição.

Notifications

Exchange Control Notice
If the Employee receives Shares upon exercise of the Stock Options, the acquisition of Shares should be reported to the Banco de Portugal for statistical purposes. If the Shares are deposited with a commercial bank or financial intermediary in Portugal, such bank or financial intermediary will submit the report on the Employee’s behalf. If the Shares are not deposited with a commercial bank or financial intermediary in Portugal, the Employee is responsible for submitting the report to the Banco de Portugal.

PUERTO RICO

Notifications

Securities Law Notice
The offer of the Plan is subject exclusively to U.S. securities laws, including the U.S. Securities Exchange Act of 1934, as amended.

ROMANIA

Notifications

Exchange Control Notice
Any transfer of funds exceeding €15,000 (whether via one transaction or several transactions that appear to be linked to each other) must be reported to the National Office for Prevention and Control of Money Laundering on specific forms by the relevant bank or financial institution. If the Employee deposits the proceeds from the sale of Shares in a bank account in Romania, the Employee may have to provide the Romanian bank through which the operations are effected with appropriate documentation regarding the receipt of the income. The Employee should consult with a personal legal advisor to determine whether you will be required to submit such documentation to the Romanian bank.

RUSSIA

Terms and Conditions

Method of Exercise / Taxes
The following provision supplements Sections 6 and 11 of the Grant Agreement:

Notwithstanding anything to the contrary in the Grant Agreement or the Plan, the Stock Options may be exercised only by a “cashless exercise” method by which the Company’s designated broker, upon receipt of the Employee’s written exercise request, shall pay the Company the Grant Price for the total number of Shares to be exercised and sell all such Shares at the then current trading price. The Company will not accept funds to exercise the Stock Options from any other source, and the broker will not accept instructions to sell fewer than all of the Shares exercised.

The proceeds of the sale, net of the aggregate Grant Price, commissions, and applicable Tax-Related Items that the Employer determines it is required to withhold (in its sole discretion) will be remitted to the Employee through the payroll system of the Employer in local currency or through such other payment system selected by the Company (in its sole discretion).

The Company may impose additional restrictions on or adopt additional procedures for the Stock Options as it deems appropriate to facilitate the foregoing.

Notifications

Securities Law Notice
The Grant Agreement, the Plan and all other materials the Employee may receive regarding participation in the Plan do not constitute advertising or an offering of securities in Russia. Absent any requirement under local law, the issuance of securities pursuant to the Plan has not and will not be registered in Russia; hence, the securities described in any Plan-related documents may not be used for offering or public circulation in Russia.

Exchange Control Notice
The Employee may be required to repatriate certain cash amounts received with respect to the Stock Options in Russia as soon as the Employee intends to use those cash amounts for any purpose, including reinvestment. If the repatriation requirement applies, such funds must initially be credited to the Employee through a foreign currency account at an authorized bank in Russia. After the funds are initially received in Russia, they may be further remitted to foreign banks in accordance with Russian exchange control laws.

Under the Directive of the Russian Central Bank (the “CBR”) N 5371-U, there are no restrictions on transfer of cash into and from accounts opened by Russian currency residents with a foreign financial market institution other than a bank. Accordingly, the repatriation requirement in certain cases may not apply with respect to cash amounts received in an account that is considered by the CBR to be a foreign brokerage account opened with a financial market institution other than a bank. Statutory exceptions to the repatriation requirement also may apply.

Other statutory exceptions may apply, and the Employee should consult with his or her personal legal advisor in this regard. The Employee is encouraged to contact his or her personal advisor as exchange control requirements may change and significant penalties apply in the case of non-compliance with the exchange control requirements.

Foreign Asset/Account Reporting Notice
The following reports or notifications must be filed with the Russian tax authorities, if applicable:
•Annual cash flow reporting for an offshore brokerage account (due by June 1 each year for the previous year).
•A one-time notification within one month of opening an offshore brokerage account.
•A one-time notification within one month of closing an offshore brokerage account.
•A one-time notification within one month of changing details of an offshore brokerage account.

The Employee should consult with his or her personal tax advisor for additional information about these reporting obligations.

Anti-Corruption Information
Anti-corruption laws prohibit certain public servants, their spouses and their dependent children from owning any foreign-source financial instruments (e.g., shares of foreign companies such as the Corporation). Accordingly, if the Employee is covered by these laws, the Employee should inform the Company because the Employee should not hold Shares acquired under the Plan.

SAUDI ARABIA

Notifications

Securities Law Notice
The Grant Agreement may not be distributed in the Kingdom of Saudi Arabia except to such individuals as are permitted under the Rules on the Offer of Securities and Continuing Obligations issued by the Capital Market Authority.

The Capital Market Authority does not make any representation as to the accuracy or completeness of the Grant Agreement, and expressly disclaims any liability whatsoever for any loss arising from, or incurred in reliance upon, any part of the Grant Agreement. The Employee understands he or she should conduct his or her own due diligence on the accuracy of the information relating to the securities. If the Employee does not understand the contents of the Grant Agreement the Employee understands he or she should consult an authorized financial adviser.

SERBIA

Notifications

Securities Law Notice
The grant of Stock Options and the issuance of any Shares are not subject to the regulations concerning public offers and private placements under the Law on Capital Markets.

Exchange Control Notice
Pursuant to the Law on Foreign Exchange Transactions, Serbian residents may freely acquire Shares under the Plan. However, the National Bank of Serbia generally requires residents to report the acquisition of Shares, the value of the Shares at vesting and, on a quarterly basis, any changes in the value of the underlying Shares. An exemption from this reporting obligation may apply on the basis that the Shares are acquired for no consideration. The Employee is advised to consult with his or her personal legal advisor to determine the Employee's reporting obligations upon the acquisition of Shares under the Plan as such obligations are subject to change based on the interpretation of applicable regulations by the National Bank of Serbia.

SINGAPORE

Notifications

Securities Law Notice
The grant of the Stock Option is being made pursuant to the “Qualifying Person” exemption” under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) under which it is exempt from the prospectus and registration requirements and is not made with a view to the underlying Shares being subsequently offered for sale to any other party. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. The Employe should note that the Stock Option is subject to section 257 of the SFA and that Participant will not be able to make any subsequent sale of the Shares in Singapore, or any offer or subsequent sale of the Shares in Singapore, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

Directors Reporting Notice
Directors, associate directors, and shadow directors of a Singaporean Subsidiary or Affiliate are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singaporean Subsidiary or Affiliate in writing when the Employee receives an interest (e.g., the Stock Option, Shares) in the Company or any related companies (including when the Employee sells Shares acquired through exercise of the Stock Option). In addition, the Employee must notify the Singaporean Subsidiary or Affiliate when he or she sells or receive Shares of the Company or any related company (including when the Employee sells or receives Shares acquired under the Plan). These notifications must be made within two business days of acquiring or disposing of any interest in the Company or any related company. In addition, a notification must be made of the Employee's interests in the Company or any related company within two business days of becoming a director.

SLOVAKIA

Notifications

Foreign Asset/Account Reporting Notice
If the Employee permanently resides in the Slovak Republic and, apart from being employed, carries on business activities as an independent entrepreneur (in Slovakian, podnikatel), the Employee will be obligated to report his or her foreign assets (including any foreign securities) to the National Bank of Slovakia (provided that the value of the foreign assets exceeds an amount of €2,000,000). These reports must be submitted on a monthly basis by the 15th day of the respective calendar month, as well as on a quarterly basis by the 15th day of the calendar month following the respective calendar quarter, using notification form DEV (NBS) 1-12, which may be found at the National Bank of Slovakia’s website at www.nbs.sk.

SLOVENIA

There are no country-specific provisions.

SOUTH AFRICA

Terms and Conditions

Method of Exercise / Taxes
The following provision supplements Sections 6 and 11 of the Grant Agreement:

Notwithstanding anything to the contrary in the Grant Agreement or the Plan, the Stock Options may be exercised only by a “cashless exercise” method by which the Company’s designated broker, upon receipt of the Employee’s written exercise request, shall pay the Company the Grant Price for the total number of Shares to be exercised and sell all such Shares at the then current trading price. The Company will not accept funds to exercise the Stock Options from any other source, and the broker will not accept instructions to sell fewer than all of the Shares exercised.

The proceeds of the sale, net of the aggregate Grant Price, commissions, and applicable Tax-Related Items that the Employer determines it is required to withhold (in its sole discretion) will be remitted to the Employee through the payroll system of the Employer in local currency or through such other payment system selected by the Company (in its sole discretion).

The Company may impose additional restrictions on or adopt additional procedures for the Stock Options as it deems appropriate to facilitate the foregoing.

Deemed Acceptance of Stock Option.
Pursuant to Section 96(1)(g)(ii) of the Companies Act, the Stock Option offer must be finalized within six (6) months following the date the offer is communicated to the Employee. If the Employee does not want to accept the offer, the Employee is required to decline the Stock Option no later than the six (6) months following the date the offer is communicated to the Employee. If the Employee does not reject the Stock Option within six (6) months following the date the offer is communicated to the Employee, the Employee will be deemed to accept the Stock Option.

Notifications

Exchange Control Notice
The Employee is solely responsible for complying with applicable exchange control regulations and rulings (the “Exchange Control Regulations”) in South Africa. As the Exchange Control Regulations change frequently and without notice, the Employee should consult the Employee’s legal advisor to ensure compliance with current Exchange Control Regulations. Neither the Company nor any of its Subsidiaries shall be liable for any fines or penalties resulting from the Employee’s failure to comply with applicable laws.

Securities Law Notice
Neither the Stock Option nor the underlying Shares shall be publicly offered or listed on any stock exchange in South Africa. The offer is intended to be private pursuant to Section 96(1)(g)(ii) of the Companies Act, 71 of 2008 (the “Companies Act”) and is not subject to the supervision of any South African governmental authority.

SPAIN

Terms and Conditions

Acknowledgment and Waiver
The following provisions supplement Section 12 of the Grant Agreement:

By accepting the grant of Stock Options, the Employee acknowledges, understands and agrees that he or she consents to participation in the Plan and have received a copy of the Plan.

The Employee understands that the Company has unilaterally, gratuitously and discretionally decided to grant Stock Options under the Plan to individuals who may be employees of the Company or its Subsidiaries or Affiliates throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or any of its Subsidiaries or Affiliates on an ongoing basis. Consequently, the Employee understands that the Stock Options are granted on the assumption and condition that the Stock Options or the Shares acquired upon exercise shall not become a part of any employment contract (either with the Company or any of its Subsidiaries or Affiliates) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, the Employee understands that this grant would not be made to the Employee but for the assumptions and conditions referred to above; thus, the Employee acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then the Stock Options shall be null and void.

The Stock Options are a conditional right to Shares and vesting may cease in the case of, or affected by, the Employee's termination of service or employment. This will be the case, for example, even if (1) the Employee is considered to be unfairly dismissed without good cause; (2) the Employee is dismissed for disciplinary or objective reasons or due to a collective dismissal; (3) the Employee terminates employment or service due to a change of work location, duties or any other employment or contractual condition; (4) the Employee terminates employment or service due to unilateral breach of contract of the Company, the Employer, or any other Subsidiary or Affiliate; or (5) the Employee's employment or service terminates for any other reason whatsoever, except for reasons specified in the Grant Agreement. Consequently, upon termination of the Employee's employment or service for any of the reasons set forth above, the Employee may automatically lose any rights to the unvested Stock Options granted to him or her as of the date of the Employee's termination of employment and may have a limited period post-termination to exercise the Stock Option, as described in the Plan and the Grant Agreement.

Notifications

Securities Law Notice
No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the grant of this Stock Option. The Grant Agreement, including this Appendix, has not been, nor will it be, registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.

Exchange Control Notice
The acquisition, ownership and sale of Shares under the Plan must be declared to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), which is a department of the Ministry of Economy and Competitiveness. Generally, the declaration must be made in by filing the appropriate form with the DGCI. The ownership of any Shares must also be declared with the DGCI each January while the Shares are owned. However, if the value of the Shares acquired or sold during the year exceeds a particular threshold, the declaration must be filed within one month of the acquisition or sale, as applicable.

Foreign Asset/Account Reporting Notice
The Employee understands that to the extent he or she holds assets (e.g., cash or Shares held in a bank or brokerage account) outside Spain with a value in excess of €50,000 per type of asset (e.g., cash or Shares) as of December 31 each year, the Employee is required to report information on such rights and assets on his or her tax return for such year. After such rights or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than €20,000. The reporting must be completed by March 31 following the end of the relevant tax year.

Further, the Employee understands that he or she is required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), as well as the securities (including Shares acquired under the Plan) held in such accounts, and any transaction carried out with non-residents, if the value of the transactions or the balances in such accounts as of December 31st of the prior tax year exceeds €1,000,000.

The Employee understands that he or she is solely responsible for complying with these reporting obligations. The Employee acknowledges that he or she should consult with the Employee’s personal advisor to determine his or her personal reporting obligations.

SRI LANKA

Terms and Conditions

Method of Exercise / Taxes
The following provision supplements Sections 6 and 11 of the Grant Agreement:

Notwithstanding anything to the contrary in the Grant Agreement or the Plan, the Stock Options may be exercised only by a “cashless exercise” method by which the Company’s designated broker, upon receipt of the Employee’s written exercise request, shall pay the Company the Grant Price for the total number of Shares to be exercised and sell all such Shares at the then current trading price. The Company will not accept funds to exercise the Stock Options from any other source, and the broker will not accept instructions to sell fewer than all of the Shares exercised.

The proceeds of the sale, net of the aggregate Grant Price, commissions, and applicable Tax-Related Items that the Employer determines it is required to withhold (in its sole discretion) will be remitted to the Employee through the payroll system of the Employer in local currency or through such other payment system selected by the Company (in its sole discretion).

The Company may impose additional restrictions on or adopt additional procedures for the Stock Options as it deems appropriate to facilitate the foregoing.

SWEDEN

Terms and Conditions

Authorization to Withhold
This provision supplements Section 11 of the Grant Agreement:

Without limiting the Company’s and the Employer’s authority to satisfy their withholding obligations for Tax-Related Items as set forth in Section 11 of the Grant Agreement, by accepting the Stock Options the Employee authorizes the Company and/or the Employer to withhold Shares or to sell Shares otherwise deliverable to the Employee upon exercise/vesting to satisfy Tax-Related Items, regardless of whether the Company and/or the Employer have an obligation to withhold such Tax-Related Items.

SWITZERLAND

Notifications

Securities Law Notice
The offer of Stock Options is considered a private offering in Switzerland; therefore, it is not subject to registration in Switzerland.

TAIWAN

Terms and Conditions

Data Privacy Consent
The Employee hereby acknowledges that he or she has read and understood the terms regarding collection, processing and transfer of Data contained in Section 13 of the Grant Agreement and by participating in the Plan, the Employee agrees to such terms. In this regard, upon request of the Company or the Employer, the Employee agrees to provide an executed data privacy consent form to the Employer or the Company (or any other agreements or consents that may be required by the Employer or the Company) that the Company and/or the Employer may deem necessary to obtain under the data privacy laws in the Employee’s country, either now or in the future. The Employee understands he or she will not be able to participate in the Plan if the Employee fails to execute any such consent or agreement.

Notifications

Securities Law Notice
The Stock Options and the Shares to be issued pursuant to the Plan are available only to employees of the Company, its Subsidiaries and Affiliates. The grant of the Stock Options does not constitute a public offer of securities.

Exchange Control Notice
The Employee may acquire and remit foreign currency (including the exercise price, proceeds from the sale of Shares) into and out of Taiwan up to US$5,000,000 per year. If the transaction amount is TWD$500,000 or more in a single transaction, the Employee must submit a foreign exchange transaction form and also provide supporting documentation to the satisfaction of the remitting bank. If the transaction amount is US$500,000 or more in a single transaction, the Employee may be required to provide additional supporting documentation to the satisfaction of the remitting bank. The Employee should consult his or her personal advisor to ensure compliance with applicable exchange control laws in Taiwan.

THAILAND

Notifications

Exchange Control Notice
If the Employee is a Thai resident and the Employee realizes sale proceeds equal to or in excess of a specified threshold (currently US$1,000,000) in a single transaction, the Employee understands he or she is required to repatriate the cash proceeds to Thailand immediately following the receipt of such proceeds and then either convert such repatriation proceeds into Thai Baht or deposit the proceeds into a foreign currency account opened with any commercial bank in Thailand within 360 days of repatriation. Further, for repatriated amounts equal to or in excess of the specified threshold, the Employee understands he or she must specifically report the inward remittance to the Bank of Thailand on a Foreign Exchange Transaction Form. The Employee is responsible for ensuring compliance with all exchange control laws in Thailand.

TUNISIA

Terms and Conditions

Method of Exercise / Taxes
The following provision supplements Sections 6 and 11 of the Grant Agreement:

Notwithstanding anything to the contrary in the Grant Agreement or the Plan, the Stock Options may be exercised only by a “cashless exercise” method by which the Company’s designated broker, upon receipt of the Employee’s written exercise request, shall pay the Company the Grant Price for the total number of Shares to be exercised and sell all such Shares at the then current trading price. The Company will not accept funds to exercise the Stock Options from any other source, and the broker will not accept instructions to sell fewer than all of the Shares exercised.

The proceeds of the sale, net of the aggregate Grant Price, commissions, and applicable Tax-Related Items that the Employer determines it is required to withhold (in its sole discretion) will be remitted to the Employee through the payroll system of the Employer in local currency or through such other payment system selected by the Company (in its sole discretion).

The Company may impose additional restrictions on or adopt additional procedures for the Stock Options as it deems appropriate to facilitate the foregoing.

TURKEY

Notifications

Securities Law Notice
Employee acknowledges and agrees that he or she is not permitted to sell Shares acquired under the Plan in Turkey. The Shares are currently listed on the New York Stock Exchange under the ticker symbol “HPQ” and such Shares may be sold on this exchange.

Exchange Control Notice
Pursuant to Decree No. 32 on the Protection of the Value of the Turkish Currency (“Decree 32”) and Communiqué No. 2008-32/34 on Decree No. 32, any activity by Turkish residents related to investments in foreign securities (e.g., the sale of Shares acquired under the Plan) must be conducted through a bank or financial intermediary institution licensed by the Turkish Capital Markets Board and should be reported to the Turkish Capital Markets Board. The Employee understands that he or she is solely responsible for complying with this requirement and is advised to contact his or her personal legal advisor for further information regarding the Employee’s obligations in this respect.

UKRAINE

Terms and Conditions

Method of Exercise / Taxes
The following provision supplements Sections 6 and 11 of the Grant Agreement:

Notwithstanding anything to the contrary in the Grant Agreement or the Plan, the Stock Options may be exercised only by a “cashless exercise” method by which the Company’s designated broker, upon receipt of the Employee’s written exercise request, shall pay the Company the Grant Price for the total number of Shares to be exercised and sell all such Shares at the then current trading price. The Company will not accept funds to exercise the Stock Options from any other source, and the broker will not accept instructions to sell fewer than all of the Shares exercised.

The proceeds of the sale, net of the aggregate Grant Price, commissions, and applicable Tax-Related Items that the Employer determines it is required to withhold (in its sole discretion) will be remitted to the Employee through the payroll system of the Employer in local currency or through such other payment system selected by the Company (in its sole discretion).

The Company may impose additional restrictions on or adopt additional procedures for the Stock Options as it deems appropriate to facilitate the foregoing.

UNITED ARAB EMIRATES

Notifications

Securities Law Notice
The Plan is being offered only to qualified employees and is in the nature of providing equity incentives to employees of the Company or its Subsidiary in the UAE. Any documents related to the Plan, including the Plan, this Appendix, the Plan prospectus and other grant documents (“Plan Documents”), are intended for distribution only to such employees and must not be delivered to, or relied on by any other person. Prospective purchasers of the securities offered (i.e., the Stock Options) should conduct their own due diligence on the securities.
The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any Plan Documents nor has it taken steps to verify the information set out in them, and thus, is not responsible for such documents. Further, neither the Ministry of Economy nor the Dubai Department of Economic Development has approved this statement nor taken steps to verify the information set out in it, and has no responsibility for it.

Employees should, as prospective stockholders, conduct their own due diligence on the securities. If the Employee does not understand the contents of the Plan Documents, he or she should consult an authorized financial adviser.

UNITED KINGDOM

Terms and Conditions

Exclusion of Claim
The Employee acknowledges and agrees that the Employee will have no entitlement to compensation or damages insofar as such entitlement arises or may arise from the Employee ceasing to have rights under or to be entitled to the Stock Options, whether or not as a result of termination of employment (whether such termination is in breach of contract or otherwise), or from the loss or diminution in value of the Stock Options. Upon the grant of the Stock Options, the Employee shall be deemed to have waived irrevocably such entitlement.
There are no country-specific provisions.

UZBEKISTAN

Terms and Conditions

Method of Exercise / Taxes
The following provision supplements Sections 6 and 11 of the Grant Agreement:

Notwithstanding anything to the contrary in the Grant Agreement or the Plan, the Stock Options may be exercised only by a “cashless exercise” method by which the Company’s designated broker, upon receipt of the Employee’s written exercise request, shall pay the

Company the Grant Price for the total number of Shares to be exercised and sell all such Shares at the then current trading price. The Company will not accept funds to exercise the Stock Options from any other source, and the broker will not accept instructions to sell fewer than all of the Shares exercised.

The proceeds of the sale, net of the aggregate Grant Price, commissions, and applicable Tax-Related Items that the Employer determines it is required to withhold (in its sole discretion) will be remitted to the Employee through the payroll system of the Employer in local currency or through such other payment system selected by the Company (in its sole discretion).

The Company may impose additional restrictions on or adopt additional procedures for the Stock Options as it deems appropriate to facilitate the foregoing.

VENEZUELA

Terms and Conditions

Method of Exercise / Taxes
The following provision supplements Sections 6 and 11 of the Grant Agreement:

Notwithstanding anything to the contrary in the Grant Agreement or the Plan, the Stock Options may be exercised only by a “cashless exercise” method by which the Company’s designated broker, upon receipt of the Employee’s written exercise request, shall pay the Company the Grant Price for the total number of Shares to be exercised and sell all such Shares at the then current trading price. The Company will not accept funds to exercise the Stock Options from any other source, and the broker will not accept instructions to sell fewer than all of the Shares exercised.

The proceeds of the sale, net of the aggregate Grant Price, commissions, and applicable Tax-Related Items that the Employer determines it is required to withhold (in its sole discretion) will be remitted to the Employee through the payroll system of the Employer in local currency or through such other payment system selected by the Company (in its sole discretion).

The Company may impose additional restrictions on or adopt additional procedures for the Stock Options as it deems appropriate to facilitate the foregoing.

Notifications

Securities Law Notice
The Stock Options granted under the Plan and the Shares to be issued under the Plan are offered as a personal, private, exclusive transaction and are not subject to Venezuelan government securities regulations.
Exchange Control Notice
Local exchange control restrictions in Venezuela may affect the transfer of funds and securities in and out of Venezuela. The Company reserves the right to further restrict the exercise and settlement of the Stock Option or to amend or cancel the Stock Option at any time to comply with the applicable exchange control laws in Venezuela. However, ultimately, the Employee is responsible for complying with exchange control laws in Venezuela and neither the Company, the Employer, nor any other Subsidiary or Affiliate will be liable for any fines or penalties resulting from the Employee’s failure to comply with applicable laws. Because exchange control laws and regulations change frequently and without notice, the Employee should consult with his or her personal legal advisor before accepting the Stock Option to ensure compliance with current regulations.

VIETNAM

Terms and Conditions

Method of Exercise / Taxes
The following provision supplements Sections 6 and 11 of the Grant Agreement:

Notwithstanding anything to the contrary in the Grant Agreement or the Plan, the Stock Options may be exercised only by a “cashless exercise” method by which the Company’s designated broker, upon receipt of the Employee’s written exercise request, shall pay the Company the Grant Price for the total number of Shares to be exercised and sell all such Shares at the then current trading price. The Company will not accept funds to exercise the Stock Options from any other source, and the broker will not accept instructions to sell fewer than all of the Shares exercised.

The proceeds of the sale, net of the aggregate Grant Price, commissions, and applicable Tax-Related Items that the Employer determines it is required to withhold (in its sole discretion) will be remitted to the Employee through the payroll system of the Employer in local currency or through such other payment system selected by the Company (in its sole discretion).

The Company may impose additional restrictions on or adopt additional procedures for the Stock Options as it deems appropriate to facilitate the foregoing.

Notifications

Exchange Control Notice

All cash proceeds from the sale of shares as described above must be immediately repatriated to Vietnam. Such repatriation of proceeds may need to be effectuated through a special exchange control account established by the Company, its Subsidiary or Affiliate, including the Employer. By accepting the Stock Option, the Employee consents and agrees that the cash proceeds may be transferred to such special account prior to being delivered to the Employee.